                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy
Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14 a-12

                             MUNDER SERIES TRUST II
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                              (MUNDER FUNDS LOGO)

                               450 Pierce Street


                           Birmingham, Michigan 48009



                               September 11, 2006

Dear Shareholder:


     A Special Meeting of Shareholders of the Munder Healthcare Fund will be held at The Community House, 380 South Bates Street, Birmingham, Michigan 48009, on Thursday, October 26, 2006, at 10:00 a.m., Eastern time to approve a new investment advisory agreement for the Fund, to approve the amendment or elimination of certain fundamental investment restrictions, to approve a transaction that will reorganize the Fund into a Delaware statutory trust, and to approve a manager of managers arrangement.



     The enclosed materials describe a proposed transaction whereby the management of Munder Capital Management ("Advisor") will partner with Crestview Capital Partners L.P. and Grail Partners LLC to acquire Comerica Incorporated's 89% ownership stake in the Advisor.


     I enthusiastically support this transaction as it will help the Advisor:
     - Maintain its culture and rigorous, disciplined investment process;
     - Attract and retain key investment professionals;
     - Continue to provide quality services to the Fund; and
     - Increase its vested interest in the performance and success of The Munder Funds.

     Following the transaction, the Advisor will continue to operate under its present name and its senior management and portfolio managers will continue to lead the firm and manage your Fund. None of the changes and agreements described in these materials is intended to alter the way in which we manage the Fund or result in the increase of any fees or expenses.

     THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS YOU VOTE IN FAVOR OF EACH OF THE MATTERS TO BE VOTED ON AT THE MEETING.

     PLEASE REVIEW THESE PROXY SOLICITATION MATERIALS AND COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR VIA THE INTERNET. IT IS VERY IMPORTANT THAT YOU VOTE AND THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN OCTOBER 25, 2006.


     If you have any questions after considering the enclosed materials, please call 1-800-331-7847.


   Sincerely,

   /s/ John S. Adams[JOHN S. ADAMS PHOTO]

   John S. Adams
   President and Principal Executive Officer

   The Munder Funds

                             MUNDER SERIES TRUST II
                             MUNDER HEALTHCARE FUND

                               480 PIERCE STREET
                           BIRMINGHAM, MICHIGAN 48009
                                 (800) 468-6337

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 26, 2006

To the Shareholders:

     Munder Series Trust II, on behalf of its sole series, Munder Healthcare Fund ("Fund"), will hold a Special Meeting of Shareholders ("Meeting") at The Community House, 380 South Bates Street, Birmingham, Michigan 48009, on Thursday, October 26, 2006 at 10:00 a.m., Eastern time, for the following purposes:

     1. To approve a new combined investment advisory agreement with Munder Capital Management, LLC ("Advisor");

     2. To approve an agreement and plan of reorganization and redomiciliation, pursuant to which the Fund would be reorganized as a separate series of Munder Series Trust;

     3. To approve the amendment or elimination of certain fundamental investment restrictions;

     4. To approve a manager of managers arrangement that would allow the Advisor and the Fund to enter into and materially amend sub-advisory agreements relating to the Fund without obtaining shareholder approval; and

     5. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

     You are entitled to vote at the Meeting and any adjournments or postponements thereof if you owned shares of the Fund at the close of business on September 1, 2006.

     Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

     To vote by Telephone:            To vote by Internet:
----------------------------------------------------------------
(1)  Read the Proxy Statement    (1)  Read the Proxy Statement
     and have the enclosed            and have the enclosed
     proxy card at hand.              proxy card at hand.
(2)  Call the toll-free number   (2)  Go to the website that
     that appears on the              appears on the enclosed
     enclosed proxy card.             proxy card.
(3)  Enter the control number    (3)  Enter the control number
     set forth on the enclosed        set forth on the enclosed
     proxy card and follow the        proxy card and follow the
     simple instructions.             simple instructions.
----------------------------------------------------------------

     We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

     PLEASE NOTE: YOU MAY RECEIVE MORE THAN ONE PROXY PACKAGE IF YOU HOLD SHARES IN MORE THAN ONE ACCOUNT. YOU MUST RETURN SEPARATE PROXY CARDS FOR SEPARATE HOLDINGS IF VOTING BY MAIL. WE HAVE PROVIDED POSTAGE-PAID RETURN ENVELOPES FOR EACH, WHICH REQUIRE NO POSTAGE IF MAILED IN THE UNITED STATES.

PLEASE RESPOND -- WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL
                        EXPENSE OF FURTHER SOLICITATION.

                            YOUR VOTE IS IMPORTANT.

                                       BY ORDER OF THE TRUSTEES,

                                       -s- Stephen J. Shenkenberg
                                       Stephen J. Shenkenberg
                                       Secretary

                                       September 11, 2006

                             MUNDER SERIES TRUST II
                             MUNDER HEALTHCARE FUND

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 26, 2006

     This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees ("Board") of Munder Series Trust II ("Trust"), on behalf of its sole series, Munder Healthcare Fund ("Fund"), to be voted at a Special Meeting of Shareholders to be held at The Community House, 380 South Bates Street, Birmingham, Michigan 48009, on Thursday, October 26, 2006, at 10:00 a.m., Eastern time ("Meeting"), for the purposes set forth below and described in greater detail in this Proxy Statement.

     The following Proposals will be considered and acted upon at the Meeting:

     1. To approve a new combined investment advisory agreement ("New Combined Advisory Agreement") with Munder Capital Management, LLC ("Advisor"), a form of which is set forth in Exhibit A;

     2. To approve an agreement and plan of reorganization and redomiciliation ("Reorganization Agreement"), a form of which is set forth in Exhibit B, pursuant to which the Fund would be reorganized as a separate series of Munder Series Trust ("MST");


     3. To approve the amendment or elimination of certain fundamental investment restrictions;



     4. To approve a manager of managers arrangement that would allow the Advisor and the Fund to enter into and materially amend sub-advisory agreements relating to the Fund without obtaining shareholder approval; and



     5. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.



     You are entitled to vote at the Meeting (and any adjournments or postponements thereof) if you owned shares of the Fund at the close of business on September 1, 2006 ("Record Date"). The date of the first mailing of the proxy cards and this Proxy Statement to shareholders will be on or about September 13, 2006. As of close of business on the Record Date, 6,479,896.536 shares of the Fund were outstanding and entitled to be voted.

     Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given by a shareholder on the proxy card but the proxy card is properly executed and/or voted by the shareholder, such proxy will be voted "FOR" each Proposal and "FOR" any other matters deemed appropriate. Alternatively, shareholders who are named as the record owners of their shares may vote their shares in person at the Meeting. Beneficial owners of shares held through brokers or nominees, however, will not be able to vote in person at the Meeting.

     Once a proxy has been submitted to the Fund, it may be revoked on or before the Meeting: (1) by submitting to the Fund a subsequently dated proxy, (2) by delivering to the Secretary of the Fund at the address on the cover of this Proxy Statement a written notice of revocation, or (3) if the shareholder is a record owner, by attending the Meeting and casting a vote either in person or by proxy. If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still execute and submit the proxy form included with this Proxy Statement or, if the shareholder is a record owner, attend the Meeting and vote in person.

     Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, "FOR" approval of the Proposals contemplated thereby.

     The Fund is registered as a series of an open-end management investment company under the federal securities laws. The most recent annual report of the Fund, including financial statements for the fiscal year ended June 30, 2006, have been mailed previously to shareholders. If you would like to receive additional copies of this shareholder report free of charge, or copies of any subsequent shareholder report, please contact the Fund by writing to the Secretary, Munder Funds, 480 Pierce Street, Birmingham, Michigan 48009 or by calling (800) 468-6337. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

                                   PROPOSAL 1

                           APPROVAL OF A NEW COMBINED
                               ADVISORY AGREEMENT

     Shareholders of the Fund are being asked to approve a New Combined Advisory Agreement with the Advisor. If shareholders also approve the Reorganization described in Proposal 2, the New Combined Advisory Agreement will be entered into among the Advisor, MST, on behalf of each of its series, and The Munder @Vantage Fund ("@Vantage"). If shareholders of the Fund do not approve the Reorganization, the Trust, on behalf of the Fund, will also be a party to the New Combined Advisory Agreement. Additional information about the Advisor is found below under the heading "Information About the Advisor" and in Exhibit C.

WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE THE NEW COMBINED ADVISORY AGREEMENT?

     On August 4, 2006, the management team of the Advisor announced that it has partnered with private equity firm Crestview Capital Partners, L.P. ("Crestview") to acquire Comerica Incorporated's ("Comerica") approximately 89% stake in the Advisor ("Transaction"). Grail Partners LLC ("Grail"), who advised the Advisor's management team in connection with the Transaction, will also invest in the acquisition. In general, the acquisition will be accomplished in two steps: (1) the purchase of a portion of Comerica's stake in the Advisor by Munder Capital Holdings, LLC ("Munder Holdings") and Munder Capital Holdings II, LLC ("Munder Holdings II"), new entities formed by the Advisor's management team, Crestview and Grail; and (2) the subsequent redemption by the Advisor of Comerica's remaining stake. The Transaction will help assure that the Advisor maintains its culture and rigorous, disciplined investment process, attracts and retains key investment professionals, and continues to provide quality services to the Fund. The Advisor will continue to operate under its present name and its senior management and portfolio managers will continue to lead the firm and will beneficially own a significant minority interest in the Advisor. Crestview, through its affiliated funds, will beneficially own a majority interest in the Advisor.

     Shortly prior to the closing of the Transaction, Comerica's indirect, wholly-owned subsidiary, WAM Holdings, Inc. ("WAM Holdings"), will purchase the Advisor's passive index division, World Asset Management ("WAM division"), from the Advisor and the Advisor will transfer and assign the assets and liabilities of the WAM division to WAM Holdings. Following the Transaction, the WAM division is expected to operate as a newly-organized investment advisor that will do business as World Asset Management ("WAM").

     Following the closing of the Transaction, Munder Capital Management, LLC, the Delaware limited liability company that will be a party to the New Combined Advisory Agreement, will be the successor to Munder Capital Management, a Delaware general partnership and the entity that currently serves as the investment advisor to the Fund. For ease of reference in this Proxy Statement, the term "Advisor" is used to refer to Munder Capital Management, the Delaware general partnership, for all periods prior to the closing of the Transaction, as well as Munder Capital Management, LLC, the Delaware limited liability company to be formed as part of the Transaction, for all periods after the closing of the Transaction. Similarly, in this Proxy Statement, the term "WAM" is used to refer to the WAM division for all periods prior to the closing of the Transaction as well as the newly-created entity that will do business as World Asset Management for all periods after the closing of the Transaction.

     Under the Investment Company Act of 1940, as amended ("1940 Act"), the Transaction will result in a change of control of the Advisor, which will result in the automatic termination of the current combined investment advisory agreement, dated June 13, 2003, as amended, applicable to the Fund ("Current Advisory Agreement").

     In order for the Advisor to be able to continue to provide investment advisory services to the Fund following closing of the Transaction, shareholders of the Fund must approve the New Combined Advisory Agreement.

WHAT IS THE PURCHASE PRICE OF COMERICA'S INTEREST IN THE ADVISOR?

     In return for Comerica's approximately 89% fully diluted interest in the Advisor and in accordance with the Purchase and Sale Agreement ("Purchase Agreement"), Comerica is expected to receive $302 million, subject to certain adjustments, and the transfer and assignment of the assets and liabilities comprising the Advisor's WAM division. The $302 million will consist of a cash payment of $232 million, payable upon closing of the Transaction, and an additional payment in the form of an 8% interest-bearing, seven-year subordinated note ("Note") with an initial principal amount of $70 million. The $70 million principal amount would be realized if Comerica client-related revenues received by the Advisor in the five years following the closing of the Transaction remain consistent with current levels. The principal amount of the Note may be increased to a maximum of $80 million or decreased depending on the level of such revenues. Repayment of the Note's principal is scheduled to begin after the sixth anniversary of the closing of the Transaction and to be paid off within one year.

     The $232 million cash payment payable upon closing of the Transaction will be funded with a portion of the proceeds of (1) an aggregate $135 million cash investment, subject to certain adjustments, by Crestview less any cash contribution made by Grail or other investors acceptable to the Arranger (as defined below) and (2) a senior secured term loan facility ("Term Facility") in an aggregate principal amount of $110 million, subject to certain adjustments. The Term Facility and a senior secured revolving credit facility in an aggregate principal amount of up to $10 million will be made available to the Advisor pursuant to a commitment letter arranged by Credit Suisse Securities (USA) LLC ("Arranger"). The Term Facility will mature six years after the closing of the Transaction and will amortize in equal quarterly installments in an aggregate annual amount equal to 1% of the original principal amount of the Term Facility with the balance payable on the maturity date of the Term Facility.


WHAT CONDITIONS HAVE TO BE MET PRIOR TO THE CLOSING OF THE TRANSACTION?

     The closing of the Transaction is subject to certain conditions, including, among others:

     - Obtaining certain required regulatory approvals and making certain regulatory filings, including the Fund filing this Proxy Statement and supplements to its registration statement;


     - Annualized advisory fees payable to the Advisor by all clients (other than certain Comerica-related clients and clients advised by WAM) that have consented to the assignment of their advisory agreements or approved a new advisory agreement (including the Fund and the other Munder Funds) not being less than 75% of annualized advisory fees payable to the Advisor by such clients as of May 31, 2006 (subject to certain adjustments);


     - Completion of the transfer and assignment of all the assets and liabilities of the WAM division to WAM Holdings;

     - Comerica and the Advisor having entered into certain revenue sharing and sub-advisory agreements;

     - Advisor employees that are also employees or appointees of Comerica (other than the Advisor or its subsidiaries) having submitted their resignation to the Advisor effective as of the closing; and

     - The Advisor having a minimum amount of cash on hand.

     If each of the Transaction's closing conditions is satisfied or waived, the Transaction is expected to close on or about December 29, 2006. Although not considered likely by the Advisor, it is possible that the conditions to closing may be satisfied as early as the date of the Meeting and as a result the closing of the Transaction may occur as early as October 31, 2006. There is no assurance, however, that the Transaction will close. If it does not, the Current Advisory Agreement will remain in effect.

WHO WILL OWN THE ADVISOR AFTER THE CLOSING OF THE TRANSACTION?

     Following the closing of the Transaction, it is anticipated that Munder Holdings will own approximately 99.5% of the Advisor and Munder Holdings II will own approximately 0.5%. Assuming all eligible employees of the Advisor (other than employees of the WAM division) elect to roll over their units of beneficial interest in the Advisor and receive equity interest in Munder Holdings, it is anticipated that key members of the Advisor's management team and other eligible Advisor employees will beneficially own approximately 36.1% of the Advisor and that Crestview, Grail and other investors, if any, will beneficially own the remaining approximately 63.9% of the Advisor based on the total number of outstanding units. As of the date of this Proxy Statement, eight key members of the Advisor's management team have committed to roll over their units of beneficial interest in the Advisor. All other remaining eligible employees are expected to be provided with the information necessary for them to make their decision prior to the closing of the Transaction. If all remaining eligible employees elect to receive cash, based on the total number of outstanding units, employees of the Advisor will beneficially own approximately 27.3% of the Advisor and Crestview, Grail and other investors, if any, will beneficially own the remaining approximately 72.7% of the Advisor. As indicated above, it is further anticipated that the Advisor will be reorganized as a limited liability company under the name, Munder Capital Management, LLC, immediately following the closing of the Transaction without the proportionate beneficial ownership of the Advisor changing further.

HOW DOES PROPOSAL 1 AFFECT SHAREHOLDERS OF THE FUND?

     The Transaction and the New Combined Advisory Agreement are not expected to have any material effect on shareholders of the Fund, except that the investment advisory agreements for @Vantage and all of the series of MST and the Trust (collectively, "Munder Funds") will be combined into a single agreement and the fees payable under the New Combined Advisory Agreement by the Fund will be computed and accrued daily and paid daily (the same method currently used for most other Munder Funds), instead of being computed and accrued daily and paid monthly.

     Importantly, no changes are proposed to the overall level of services the Advisor currently provides to the Fund, and no changes are proposed to the level of fees payable by the Fund for those services. The Advisor has informed the Board that it does not anticipate any changes in the portfolio managers or the portfolio management team of the Fund as a result of the Transaction.

WHAT ARE THE TERMS OF THE NEW COMBINED ADVISORY AGREEMENT?

     The form of New Combined Advisory Agreement is attached as Exhibit A. The description of the terms of the New Combined Advisory Agreement that follows is qualified in its entirety by reference to that Exhibit.

     Except as described below, the New Combined Advisory Agreement will be substantially similar in all material respects to the Current Advisory Agreement. Under the New Combined Advisory Agreement, the Advisor will continue to serve as investment advisor to the Fund, retain ultimate responsibility for the management of the Fund and provide investment oversight and supervision of the Fund. These investment management services will be substantially similar in all material respects to the investment advisory services provided under the Current Advisory Agreement and the Advisor's fee for these services will remain unchanged under the New Combined Advisory Agreement.

     To the same extent permitted under the Current Advisory Agreement, the New Combined Advisory Agreement permits the Advisor to enter into sub-advisory agreements for the benefit of the Fund, although the Advisor would continue to have ultimate responsibility for all investment advisory services furnished pursuant to any sub-advisory agreement. If the Advisor enters into investment sub-advisory agreements for the Fund, the Advisor would bear the costs and expenses payable to any sub-advisor, as well as all expenses in connection with the performance of its advisory services for the Fund.

     Under both the Current Advisory Agreement and the New Combined Advisory Agreement, except to the extent the Advisor has delegated any advisory functions to a sub-advisor as permitted under the Agreement, the Advisor will determine, subject to the general supervision and oversight of the Board, and in accordance with the Fund's investment objectives and policies, which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute portfolio transactions. Except to the extent the Advisor has delegated any advisory functions to a sub-advisor as permitted under the Agreement, allocation of transactions to broker-dealers is determined by the Advisor, in its best judgment and using its best efforts to seek the best overall terms available. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Advisor is authorized to consider the brokerage and research services provided to the Fund and/or other accounts over which the Advisor or its affiliates exercise investment discretion. For the fiscal year ended June 30, 2006, no commissions were paid by the Fund to any affiliated brokers in connection with the purchase or sale of securities for the Fund.

     Under both the Current Advisory Agreement and the New Combined Advisory Agreement, the Fund bears certain other expenses incurred in its operation, including: taxes; interest; brokerage fees and commissions; fees of the members of its Board who are not officers, directors or employees of the Advisor or any sub-advisor; Securities and Exchange Commission ("SEC") fees and state blue sky fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; charges of independent pricing services, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of its officers and Trustees; and any extraordinary expenses.

     Under both the Current Advisory Agreement and the New Combined Advisory Agreement, the Advisor will exercise its best judgment in rendering the services under the Agreement. The Advisor will be liable to the Fund or to its shareholders only by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Advisor's reckless disregard of its obligations and duties under the Agreement.

     The Current Advisory Agreement had an initial term of two years and could be renewed annually thereafter by the approval of a majority of the Trustees, including a majority of the Trustees that are not "interested persons" of the Fund, as that term is defined in Section 2(a)(19) of the 1940 Act ("Non-Interested Trustees"). The current renewal term of the Current Advisory Agreement ends on June 30, 2007. The New Combined Advisory Agreement will run for an initial term also ending on June 30, 2007 and may be renewed annually thereafter so long as it is approved by a majority of the Trustees, including a majority of the Non-Interested

Trustees. Like the Current Advisory Agreement, the New Combined Advisory Agreement (1) is terminable as to the Fund at any time without penalty on 60 days' written notice by the Board or by vote of a majority of the outstanding shares of the Fund, or on 90 days' written notice by the Advisor and (2) terminates automatically in the event of any assignment, as defined in the 1940 Act.

     PRINCIPAL DIFFERENCES. Summarized below are the principal differences between the Current Advisory Agreement and the New Combined Advisory Agreement which impact the Fund:

     - Combined Agreement for the Munder Funds. The New Combined Advisory Agreement is a single agreement that covers all of the Munder Funds. However, this should have no practical effect for the Fund in terms of the operation of the New Combined Advisory Agreement.

     - Additional Services. While the services to be performed under the New Combined Advisory Agreement are substantially similar to the services provided under the Current Advisory Agreement, certain additional categories of services have been added in order to reflect better the services already performed by the Advisor for the benefit of the Fund, including the responsibility to (1) vote (or cause a sub-advisor to vote) all proxies solicited by issuers of securities in which the Fund is invested, (2) assist in determining fair value for portfolio securities when market quotations are not readily available and (3) make available, without expense, the Advisor's directors, officers and employees to be duly elected or appointed officers of the Fund.

     - Engagement of Sub-Advisors. While the Current Advisory Agreement applicable to the Fund authorizes the Advisor to engage a sub-advisor to manage the day-to-day operations of the Fund, the New Combined Advisory Agreement specifically provides that any sub-advisor so engaged must, among other things, agree to (1) invest and reinvest assets by selecting securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques, (2) cooperate with and provide reasonable assistance to other service providers to the extent reasonably requested by the Advisor or the officers of the Fund,
       (3) make available copies of investment records and ledgers to assist the Fund's Chief Compliance Officer ("CCO") with overseeing the Funds' compliance program, and provide the Board with periodic or special reports, standardized performance information, and other customary data, (4) make available portfolio managers and other personnel to review investment policies, performance and other matters relating to the management of the Fund, (5) refrain from using or obtaining inside information, and (6) notify the Fund if the sub-advisor fails to be registered as an investment advisor, is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation involving the affairs of the Fund, or if any member of a portfolio management team changes or there is a change in control or management of the sub-advisor.

       The provision regarding the engagement of sub-advisors has also been expanded to contemplate the ability of the Advisor to make alternative sub-advisory arrangements, subject to Board approval, and, if required, shareholder approval. Thus if the SEC adopts a rule with respect to the ability of investment advisors to hire and fire sub-advisors without shareholder approval, the New Combined Advisory Agreement would not prohibit the Advisor and the Fund from relying on such a rule. In Proposal 4, shareholders of the Fund are specifically being asked to approve a manager of managers arrangement that would allow the Advisor and the Fund to rely on such a rule if adopted. To the extent that the Advisor retains one or more sub-advisors under the New Combined Advisory Agreement, the Advisor would be specifically responsible for monitoring reasonably the use by each such sub-advisor of brokers and dealers to execute trades in securities on behalf of the Fund.

     - Brokerage: Similar to provisions in the Current Advisory Agreement, provisions in the New Combined Advisory Agreement would permit the Advisor to enter into agreements with broker-dealers to execute portfolio trades so long as the Advisor uses its best efforts to seek the best overall terms. A new provision has been added to the New Combined Advisory Agreement specifically allowing the Advisor to aggregate or bunch orders for the purchase or sale of securities. This new provision does not expand what the Advisor is permitted to do; it merely memorializes what the Advisor is otherwise permitted to do under the Current Advisory Agreement.

     - Records: The proposed New Combined Advisory Agreement contains provisions specifying that the Advisor will make any necessary filings required under the federal securities laws concerning beneficial ownership of public companies.

     - Expenses: Similar to the Current Advisory Agreement, the Advisor will bear all expenses in connection with the performance of its services under the New Combined Advisory Agreement, including any amounts payable to sub-advisors under any sub-advisory arrangements. In addition, the New Combined Advisory Agreement contains a clause making the Advisor responsible for all reasonable expenses arising from an assignment or change in control of the Advisor, including all reasonable costs associated with soliciting shareholders of the Fund to approve a new advisory agreement with the Advisor. This clause has been added to make the Advisor and not the Fund responsible for any costs associated with obtaining a shareholder vote in the event that the Advisor undergoes a change in control again in the future.

     - Compliance Matters: The New Combined Advisory Agreement contains a new section dealing with compliance matters in order to assist the Fund, its CCO and the Board in complying with the requirements of Rule 38a-1 under the 1940 Act. The New Combined Advisory Agreement provides that the Advisor will supply the Board with its applicable compliance policies and procedures, as well as provide periodic reports discussing its compliance program. In addition, the Advisor will cooperate with the Board and the CCO with respect to any and all compliance-related matters and will provide the Fund with any reasonably requested certifications.

     - Confidential Information: The New Combined Advisory Agreement contains a new section concerning the use of confidential information, including the Munder Funds' portfolio holdings information. Both the Fund and the Advisor will be obligated not to disclose confidential information to any unaffiliated third party except that portfolio holdings information may be disclosed in a manner consistent with the policies adopted by the Munder Funds regarding its dissemination.

     - Calculation of Advisory Fee. The Advisor's compensation with respect to the Fund under the Current Advisory Agreement is computed and accrued daily and payable monthly. However, with respect to most other Munder Funds, the Advisor's compensation is computed and accrued daily and payable daily. In order to promote uniformity across the Munder Funds under the New Combined Advisory Agreement, the Advisor's compensation would be computed and accrued daily and payable daily with respect to the Fund. The effect of this modification to the Fund under the New Combined Advisory Agreement would be to decrease the amount of available and reinvestable cash on any given day, which in turn may cause a decrease in the total return of the Fund. However, any such decrease is not expected to be of a material amount.

     The Fund's shareholders last approved the Current Advisory Agreement, in accordance with the requirements of the 1940 Act, as of November 20, 1998.

HOW IS THE ADVISOR COMPENSATED FOR ITS SERVICES TO THE FUND?


     The advisory fee rate under the Current Advisory Agreement with respect to the Fund, which became effective on August 23, 2006, is 1.00% of the first $100 million of average daily net assets; 0.90% of the next $100 million; 0.85% of the next $50 million; and 0.75% of average daily net assets in excess of $250 million. For the fiscal year ended June 30, 2006, the Fund paid aggregate investment advisory fees to the Advisor in the amount of $1,979,799, which was based on an advisory fee rate of 1.00% of the first $250 million of average daily net assets; and 0.75% of average daily net assets in excess of $250 million. The current advisory fee rate with respect to the Fund will not change under the New Combined Advisory Agreement.


WHAT IF THE FUND'S SHAREHOLDERS DO NOT APPROVE THE NEW COMBINED ADVISORY AGREEMENT?

     Should the Fund's shareholders not approve the New Combined Advisory Agreement, the Advisor will cease to serve as investment advisor to the Fund as of the date of the closing of the Transaction. In the event that the New Combined Advisory Agreement is not approved by the Fund's shareholders prior to the closing of the Transaction, the Board will consider what other action is necessary, appropriate and in the best interests of the Fund and its shareholders under the circumstances, which may include approving an interim investment advisory agreement with the Advisor in accordance with Rule 15a-4 under the 1940 Act pending a further shareholder vote on the New Combined Advisory Agreement.

     Rule 15a-4 permits an investment advisor to provide services to a mutual fund for a temporary period of time without shareholder approval of the interim agreement so long as the fund's board of trustees, including a majority of the trustees who are not "interested persons" (as defined in

Section 2(a)(19) of the 1940 Act) of the mutual fund, approves the interim agreement and the following conditions, among others, are met:

     - The interim agreement terminates within 150 days;

     - Compensation to be received by the investment advisor under the interim agreement is no greater than the compensation the advisor would have received under the previous investment advisory agreement, and subject to certain exceptions, the interim agreement contains the same terms and conditions as the previous agreement;

     - Compensation earned by the investment advisor under the interim agreement is held in an interest-bearing escrow account pending shareholder approval of a new investment advisory agreement with the advisor;

     - If shareholders approve the new agreement within 150 days of the effective date of the interim agreement, the amount held in the escrow account, including interest, will be paid to the investment advisor; and

     - If shareholders do not approve the new agreement within the above time frame, the investment advisor will be paid the lesser of the costs incurred performing its services under the interim agreement or the total amount in the escrow account, including interest earned.

     Importantly, approval of the New Combined Advisory Agreement by shareholders of the Fund is not contingent upon approval by any other Munder Fund's shareholders pursuant to a separate proxy statement.

DO ANY TRUSTEES, EXECUTIVE OFFICERS OR THEIR ASSOCIATES HAVE A SUBSTANTIAL INTEREST IN APPROVAL OF THE NEW COMBINED ADVISORY AGREEMENT?

     Certain employees of the Advisor currently own a beneficial interest in the Advisor through Munder Group, LLC ("Management LLC"). Those employees (other than those who are employed by the WAM division) will be offered the opportunity to exchange their equity interests in Management LLC for equity interests in Munder Holdings. As discussed above under "Who will own the Advisor after the closing of the Transaction?" Munder Holdings will own 99.5% of the Advisor following the closing of the Transaction.

     Employees of the WAM division who own a beneficial interest in the Advisor through Management LLC are expected to receive a cash payout in exchange for their equity interests in Management LLC.

WHO IS BEARING THE EXPENSES RELATED TO THIS PROPOSAL 1?

     All mailing, printing, legal, proxy solicitation and tabulation expenses associated with the expense of this Proposal 1 will be borne one-half by Munder Holdings and one-half by Comerica.

WHAT DID THE BOARD CONSIDER WHEN APPROVING THE NEW COMBINED ADVISORY AGREEMENT?

     On August 21-22, 2006, the Board held an in-person meeting at which it reviewed information about the Transaction and its potential impact on the Fund and considered the terms of the New Combined Advisory Agreement. The Board and counsel to the Non-Interested Trustees had an opportunity to review the information provided in advance of the meeting by the Advisor and counsel to the Fund. This information included materials that provided detailed information from the Advisor about the Transaction, including information about financial terms of the Transaction, information provided in response to a detailed series of questions submitted by counsel to the Fund in advance of the meeting, information about Crestview and Grail (who are expected to have a significant interest in the Advisor following the closing of the Transaction) and memoranda outlining the legal duties of the Board. The Board also discussed the structure of Transaction with representatives of the Advisor, Crestview and Grail, and in executive session with their counsel.

     The Board considered this new information carefully in conjunction with the detailed information provided to them by the Advisor with respect to the Board meeting held on May 15-16, 2006 in connection with the Board's annual evaluation and approval of the continuance of the Current Advisory Agreement. In evaluating the New Combined Advisory Agreement, the Board conducted a review that was specifically focused upon the approval of the Agreement, and relied upon the Board's knowledge, resulting from its meetings throughout the year, of the Advisor, its services and the Fund.

     In approving the New Combined Advisory Agreement and determining to submit it to shareholders for approval, the Trustees considered several factors discussed below. The Board was advised by legal counsel to the Fund and legal counsel to the Non-Interested Trustees with respect to their deliberations regarding the approval of the New Combined Advisory Agreement. The discussion below is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information. The approval determinations were made on the basis of each Trustee's business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

          (a) THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE ADVISOR: With respect to this factor, the Board considered information it believed necessary to assess the stability of the Advisor as a result of the Transaction and to assess the ongoing nature and quality of services to be provided to the Fund by the Advisor following the closing of the Transaction. The Trustees reviewed the details of the anticipated equity structure of the Advisor following the closing of the Transaction generally and with respect to the identity and business of the entities that are expected to become direct or indirect equity owners of the Advisor as a result of the Transaction, including the financial resources of those entities and their ability to assist in growing the Advisor's business and/or in servicing the Fund. In this regard, the Trustees considered information about how the Advisor's management and operations would be structured following the Transaction including in particular how the Transaction might affect the Advisor's performance or its delivery of services under the New Combined Advisory Agreement. In particular, the Board noted that the Transaction would result in employees of the Advisor owning a substantially larger percentage of the Advisor than they currently own, which should align their long-term interests with the interests of the Advisor. In addition, the Board observed that increased employee ownership in the Advisor, and the long-term nature of that ownership, and increasing benefits to management from the growth of assets under management should help the Advisor retain key management and investment personnel, which is important when considering the stability of the Advisor.

          The Trustees considered information addressing the projected benefits to the Advisor expected to result from the Transaction. They received information describing how the Transaction is expected to affect the Advisor's business, including the departure or hiring of key personnel, the Advisor's continuing relationship with Comerica and/or new or changed agreements with Comerica regarding the Advisor's personnel or services. The Trustees reviewed the Advisor's actions to minimize the likelihood that the Advisor would have any departures of key management and/or investment personnel and whether compensation and other benefits expected to be offered by the Advisor following the Transaction would be adequate to attract and retain high-caliber investment and other relevant professional employees.

     With respect to portfolio managers of the Fund, the Trustees received information describing changes that the Advisor anticipated making in the structure of, and the method used in determining, the compensation and incentive programs (e.g., salary, bonus, deferred compensation, and pension and retirement plans and arrangements) received by key investment and management personnel and considered how these changes are expected to better align the interests of key investment and management personnel with those of the Fund's shareholders and to promote the long-term performance of the Fund. The Board concluded that the compensation and incentive programs were competitive and should help to retain key personnel.

          The Advisor addressed for the Board its efforts both initially and on an ongoing basis to retain firm clients and to respond to questions from clients and potential clients regarding the Transaction. In this regard, the Trustees also considered information concerning Comerica's and the Advisor's plans for the Advisor or its affiliates to continue to provide investment management, research and trading services to Comerica and its clients on terms substantially similar to those currently in place.

          The Board also considered the general experience, business and operations of the Advisor (as well as the experience of key personnel from Crestview and Grail) and information as to the Advisor's projected financial condition and resources following the closing of the Transaction and in each of the next several years.

          Based on these and other factors, the Board concluded that the information presented to and considered by the Board regarding advisory personnel and their retention justified approval of the New Combined Advisory Agreement. The Board placed particular significance in this regard on the likelihood that the Advisor would continue to provide the same type and quality of services to the Fund following the closing of the Transaction as the Advisor has historically provided the Fund.

          (b) THE INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISOR: In considering the investment performance of the Fund, the Board took note of its comprehensive review of the Fund's performance during the Board's May 15-16, 2006 meeting at which the Board approved the continuance of the Current Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered the one-, three- and five-year and since inception total investment performance, on both a gross and net basis, of the Fund's Class Y shares as of December 31, 2005 and compared this information to the performance of the Fund's benchmark, as well as a more broad-based benchmark; and the median performance of the Fund's "peer group" as categorized by Lipper, Inc. ("Lipper"). In addition, the Board considered the Fund's one-, three- and five-year Lipper "ranking" within the Fund's peer group on a numeric, percentile and quartile ranking basis, as well as the three- and five-year and the overall "star" ratings of the Fund by Morningstar, Inc. The Board also considered the Fund's one-, three- and five-year total return for Class A shares as of December 31, 2005 as compared to the performance of a small group of funds deemed by the Advisor to be the most comparable to the Fund. This information assisted the Board in assessing the investment performance of the Fund in comparison to the performance of its benchmark and that of its peer group of funds. The Board also received performance data for the Fund updated through June 30, 2006. Finally, the Board considered the impact the closing of the Transaction may have on the Advisor's capabilities to achieve the same or better performance results for the Fund in the future.


          Based on these considerations and comparisons, the Board concluded that the investment performance of the Fund supported approval of the New Combined Advisory Agreement.


          (c) THE COSTS OF THE SERVICES TO BE PROVIDED AND PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THE RELATIONSHIP WITH THE
     FUND: With respect to this factor, the Board took note of its comprehensive review of the Advisor's profitability during the Board's May 15-16, 2006 meeting at which the Board approved the continuance of the Current Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act. The Board also reviewed information provided to them by the Advisor that described the anticipated effect the Transaction would have on current and future revenue sharing arrangements, including arrangements with Comerica and its affiliates, and the Advisor's profitability following the closing of the Transaction. The Board observed that any projection regarding the Advisor's profitability would depend on many assumptions as to the Advisor's financial condition and operations following the closing of the Transaction and would be, therefore, speculative. For these reasons, the Board gave measured consideration to projections regarding the Advisor's future profitability in determining whether to approve the New Combined Advisory Agreement.


          (d) THE EXTENT TO WHICH ECONOMIES OF SCALE MAY BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT ECONOMIES OF

     SCALE: In considering economies of scale with respect to the Fund, the Board took note of its comprehensive review of economies of scale during the Board's May 15-16, 2006 meeting at which the Board approved the continuance of the Current Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered the Advisor's willingness in recent years and on an on-going basis to review the advisory and other fees of all the Munder Funds for reasonableness and market rate comparability, and, where appropriate, to renegotiate contracts on behalf of the Munder Funds and reduce fees (both directly and through the implementation of contractual breakpoints in certain of the Munder Funds' advisory fees) in an overall effort to reduce the Munder Funds' total operating expenses. The Board considered the Advisor's representation that it will seek to share economies of scale with the Fund's shareholders through appropriate mechanisms in the future. The Board also considered the additional contractual breakpoints to be implemented with respect to certain of the Munder Funds that the Advisor proposed at the meeting held on August 21-22, 2006 following discussions at the May 15-16, 2006 meeting. Based on all of the above, the Board concluded that the Advisor's efforts in this regard supported approving the New Combined Advisory Agreement.



          (e) A COMPARISON OF FEE LEVELS OF THE FUND WITH THOSE OF COMPARABLE
     FUNDS: In considering the advisory fees applicable to the Fund compared to those of comparable funds, the Board took note of its comprehensive review of the Fund's fee levels, including comparative fee information for peer funds, during the Board's May 15-16, 2006 meeting at which the Board approved the continuance of the Current Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered the Fund's advisory fees and total expenses as they compared to those of comparable funds identified by Lipper in the case of the advisory fee comparisons and to the funds included in the Fund's Lipper category in the case of total expense comparisons. The Board also considered the Fund's total operating expense ratio (and certain components of the total expense ratio) of the Fund's Class A shares in comparison to those of Class A shares of each comparable fund in the Fund's Lipper peer group and in comparison to the average, median, high and low net effective advisory fees of the funds in the Fund's Lipper peer group. The Board also received separate information prepared by a third-party data mutual fund provider that compared the Fund's advisory fees at varying asset levels to the fees charged to the

     Fund's peers. This information assisted the Board in assessing the fee and expense levels of the Fund in comparison to the fee and expense levels of the Fund's peer group of funds.



          The Board also took into consideration the fact that the Advisor did not propose nor anticipate proposing any changes in the current advisory fees or other fees applicable to the Fund payable to it as a result of the Transaction. Based on these fee and expense comparisons, the Board concluded that the current advisory fee and total fee levels of the Fund should not preclude approval of the New Combined Advisory Agreement.



          (f) BENEFITS DERIVED OR TO BE DERIVED BY THE ADVISOR FROM THE RELATIONSHIP WITH THE FUND: In considering the benefits derived or to be derived by the Advisor from the relationship with the Fund, the Board took note of its comprehensive review of the Advisor's relationship with the Munder Funds, during the Board's May 15-16, 2006 meeting at which the Board approved the continuance of the Current Advisory Agreement pursuant to the requirements of Section 15(c) of the 1940 Act. In this regard, the Board considered the Advisor's representation that, beyond the fees earned by the Advisor and its affiliates for providing services to the Munder Fund, the Advisor may benefit from its relationship with the Munder Funds in the sense that separately managed account clients may view the additional assets under management resulting from managing the Munder Funds as a positive attribute. In addition, the Board noted that the Advisor also may obtain increased reputational prestige from managing a nationally recognized mutual fund family that shares the Advisor's name. The Board also considered the Advisor's representation that, although money managers may benefit from the use of "soft dollars" obtained from broker-dealers through payment of commissions on trades in client accounts, the Advisor believes that soft dollars should be used for the benefit of clients to the maximum extent possible. Based on this information, the Board concluded that these additional benefits should not preclude approval of the New Combined Advisory Agreement.


     Based upon its review and evaluation of the information requested and provided and the factors addressed above, among others, and following discussion and having reached certain conclusions as addressed above, the Board, including by a separate vote of the Non-Interested Trustees, unanimously approved the New Combined Advisory Agreement and unanimously voted to recommend the New Combined Advisory Agreement to shareholders for approval.

INFORMATION ABOUT THE ADVISOR

     Founded in 1985, the Advisor is currently a Delaware general partnership that is registered as an investment advisor with the SEC and is located at 480 Pierce Street, Birmingham, Michigan 48009. The general partners of the Advisor are currently Management LLC, WAM Holdings and WAM Holdings II, LLC ("WAM Holdings II"). WAM Holdings and WAM Holdings II are indirect, wholly-owned subsidiaries of Comerica Bank, N.A. ("Comerica Bank"), located at 500 Woodward Avenue, 33rd Floor, Detroit, Michigan 48226. Comerica Bank is a wholly-owned subsidiary of Comerica, a publicly-held bank holding company located at 500 Woodward Avenue, Detroit, Michigan 48226. As of August 3, 2006, Comerica owned or controlled approximately 89% of the Advisor on a fully diluted basis.


     For a discussion of the anticipated ownership structure of the Advisor following the closing of the Transaction, please refer to the answer to the question "Who will own the Advisor after the closing of the Transaction?" provided above.


     As of June 30, 2006, the Advisor had approximately $41 billion in assets under management, including amounts advised by its WAM division. Excluding its WAM division, the Advisor managed $25.1 billion in assets, made up of $9.1 billion in actively managed equity securities, $6.3 billion in fixed income securities and $9.7 billion in cash management assets. As of June 30, 2006, the WAM division had $15.9 billion in indexed assets under management.

     Set forth in Exhibit C is certain information with respect to the executive officers and general partners of the Advisor as of August 3, 2006, and information with respect to executive officers and directors of the Advisor expected to serve in those capacities following completion of the Transaction.

RELIANCE ON SECTION 15(f) OF THE 1940 ACT

     The Board has been advised that, in connection with carrying out the Transaction, parties to the Purchase Agreement intend to rely on Section 15(f) of the 1940 Act which provides a non-exclusive safe harbor for an investment advisor to an investment company, and any of the investment advisor's affiliated persons (as that term is defined in the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment advisor so long as two conditions are met.

     First, for a period of three years after the closing of the Transaction, at least 75% of the Board must be comprised of persons who are not

"interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the predecessor or successor advisor. The Trust and MST intend to comply with this 75% requirement with respect to the applicable Board of Trustees for the three year period following the closing of the Transaction.

     The second condition of Section 15(f) is that, for a period of two years following the closing of the Transaction, there must not be imposed on the Fund any "unfair burden" as a result of the Transaction or any express or implied terms, conditions or understandings related to it. An "unfair burden" would include any arrangement whereby an advisor, or any "interested person" of the advisor, would receive or be entitled to receive any compensation, directly or indirectly, from the Fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Fund (other than bona fide ordinary compensation as principal underwriter for the Fund).

     Each party to the Purchase Agreement has agreed that it will not take or recommend any act that would constitute an "unfair burden," as defined above, on the Fund for a period of two years following the closing of the Transaction.

SHAREHOLDER APPROVAL

     Approval of Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" entitled to vote on the Proposal, as defined in the 1940 Act, with all classes of the Fund voting together and not by class. Shareholders are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

     A "majority of the outstanding voting securities" means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) the vote of more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

   YOUR BOARD OF TRUSTEES, INCLUDING THE NON-INTERESTED TRUSTEES, UNANIMOUSLY
    RECOMMENDS A VOTE "FOR" APPROVAL OF THE NEW COMBINED ADVISORY AGREEMENT.

                                   PROPOSAL 2

                      APPROVAL OF AN AGREEMENT AND PLAN OF
                       REORGANIZATION AND REDOMICILIATION

     At a meeting of the Board held on August 21-22, 2006, the Board, on behalf of the Fund, approved an Agreement and Plan of Reorganization and Redomiciliation ("Reorganization Agreement") substantially in the form attached to this Proxy Statement as Exhibit B. If shareholders approve the Reorganization Agreement, the Trustees and officers of the Trust will execute and implement the Reorganization Agreement on behalf of the Fund. If approved, we expect the Reorganization to take effect on or about the close of business on the first Friday that is a business day following approval of the Reorganization Agreement ("Closing Date"), although that date may be adjusted in accordance with the Reorganization Agreement.

WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE IN PROPOSAL 2?

     Shareholders of the Fund are asked to consider the proposed Reorganization Agreement, which contemplates:

     - The transfer of all of the assets of the Fund to a newly-organized shell series of MST ("New Fund"), in exchange for shares of the New Fund having an aggregate value equal to the assets and liabilities of the Fund and the assumption by the New Fund of all of the liabilities of the Fund;

     - The distribution to each shareholder of each class of the Fund of the same number of shares of the corresponding class of the New Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of that class of the Fund held by that shareholder on the Closing Date; and

     - The subsequent complete liquidation of the Fund.

     Following the Reorganization, the Trust will deregister as an investment company and subsequently voluntarily dissolve pursuant to Massachusetts law.

     For a more detailed discussion of the terms of the Reorganization Agreement, please refer to "Summary of the Reorganization Agreement," below.

     Prior to shares of the New Fund being distributed to the Fund's shareholders, the Fund, as sole shareholder of the New Fund, will be asked to vote on certain organizational issues regarding the New Fund. Thus, shareholders of the Fund, in approving the proposed Reorganization, will also, in effect, be approving the following matters:

     - Approval of one or more investment advisory agreements with respect to the New Fund, which will be the Current Advisory Agreement and/or the New Combined Advisory Agreement (proposed for shareholder approval in Proposal 1) depending on if and when the Transaction closes and shareholders of the Fund approve the New Combined Advisory Agreement; and

     - Approval of the Munder Funds' Combined Distribution and Service Plan with respect to the New Fund and its classes.

     Shareholders of the Fund are not being asked to vote separately on these issues affecting the New Fund. More information on each of these items is discussed below under "Matters on which the New Fund Will Vote."

WHY IS THE BOARD RECOMMENDING THE REORGANIZATION?

     The primary purposes of the proposed Reorganization are to seek future economies of scale and to eliminate certain costs associated with operating three different business entities -- the Trust, MST and @Vantage -- in two different states. In unanimously approving the Reorganization, the Board determined that the proposed Reorganization would be in the best interests of the Fund and that the interests of its shareholders would not be diluted as a result of the Reorganization. We summarize below the key factors considered by the Board:

     - The Advisor has informed the Trustees that it believes that by establishing the New Fund and reorganizing the Fund into MST, the New Fund should be able to realize greater operating efficiencies.

     - In recent years, many mutual funds have reorganized as Delaware statutory trusts. The Advisor has also informed the Trustees that it believes that the proposed Delaware statutory trust form provides the most flexible and cost-efficient method of operating all of the series of MST and the Trust for the benefit of all shareholders.

     - The Trustees considered that the investment objective, policies and restrictions of the Fund will be identical to those of the New Fund, and the New Fund will be managed by the same personnel and in accordance with the same investment strategies and techniques utilized in the management of the Fund immediately prior to the Reorganization.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE FUND AND ITS SHAREHOLDERS?

     Immediately after the Reorganization, shareholders of the Fund will own shares of the corresponding class of the New Fund that are equal in number and in value to the shares of the Fund that were held by those shareholders immediately prior to the closing of the Reorganization. For example, if you currently own 100 Class A shares of the Fund, immediately after the closing of the Reorganization, you would own 100 Class A shares of the New Fund having the same net asset value as your original 100 shares of the Fund.

     As a result of the Reorganization, shareholders of the Fund, the sole series of a Massachusetts business trust, will become shareholders of the New Fund, a series of a Delaware statutory trust. For a comparison of certain attributes of these entities that affect shareholders of the Fund, please see "A Comparison of MST and the Trust."

     THE REORGANIZATION WILL NOT RESULT IN ANY CHANGE IN THE NAME, INVESTMENT OBJECTIVE OR PRINCIPAL INVESTMENT STRATEGIES, INVESTMENT ADVISOR, PORTFOLIO MANAGERS OR SERVICE PROVIDERS OF THE FUND. THE NEW FUND WILL OFFER THE SAME SHAREHOLDER SERVICES AS THE FUND.

WILL THERE BE ANY SALES CHARGE, COMMISSION OR OTHER TRANSACTIONAL FEE IN CONNECTION WITH THE REORGANIZATION?

     No. The full value of your shares of the Fund will be exchanged for shares of the same class of the New Fund without any sales charge, commission or other transactional fee being imposed.

WHAT WILL BE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

     As a condition to the Fund's obligation to consummate the Reorganization, MST and the Trust will receive an opinion from their legal counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended ("Tax Code"), current administrative rules and court decisions, the transactions contemplated by the

Reorganization Agreement constitute a tax-free reorganization for federal income tax purposes.

WHO IS BEARING THE EXPENSES RELATED TO THIS PROPOSAL 2?


     All mailing, proxy solicitation and tabulation expenses associated with the expense of this Proposal 2 will be borne one-half by Munder Holdings and one-half by Comerica; however, to the extent that obtaining shareholder approval of the Reorganization requires proxy solicitation beyond the date of the Meeting (or any adjournments or postponements thereof) at which shareholder approval of the New Combined Advisory Agreement is obtained, the Fund will bear such additional expenses. The Fund will also bear the portion of any printing and legal expenses reasonably estimated to be attributable to this Proposal 2.


                    SUMMARY OF THE REORGANIZATION AGREEMENT

     We summarize below the important terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement itself, which is set forth in Exhibit B to this Proxy Statement.

     The Reorganization Agreement provides that the New Fund will acquire all of the assets, subject to all of the liabilities, of the Fund in exchange for shares of the New Fund. Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur on the Closing Date, or such later date as may be agreed upon by the parties. The number of full and fractional shares of the New Fund you will receive in the Reorganization will be equal to the number of full and fractional shares of the Fund you own on the Closing Date and will be of the same class as the shares you own on the Closing Date.

     As part of the closing of the Reorganization, the Fund will liquidate and distribute pro rata to its shareholders of record as of the close of regularly scheduled trading on the New York Stock Exchange on the Closing Date the shares of the New Fund received by the Fund in the Reorganization. The Fund will accomplish the liquidation and distribution with respect to each class of the Fund's shares by the transfer of the New Fund shares then credited to the account of the Fund on the books of the New Fund to newly-opened accounts on the books of the New Fund in the name of the Fund shareholders. All issued and outstanding shares of the Fund will be canceled on the books of the Fund. The New Fund will not issue certificates representing the New Fund shares issued in connection with such exchange.

     After such distribution, the Trust will take all necessary steps under its governing instruments, and federal and Massachusetts law to deregister the Trust as an investment company and to effect a complete dissolution of the Fund and the Trust. The Boards of Trustees of the Trust and MST have each determined that the interests of shareholders of the Fund and the New Fund, respectively, will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Fund and the New Fund and their shareholders, respectively.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the consummation of the Reorganization, before or after approval by the shareholders of the Fund, if circumstances should develop that, in the Trust Board's or the MST Board of Trustees' opinion, make proceeding with the Reorganization inadvisable with respect to the Fund or New Fund, respectively. The Trust or MST may waive compliance with any of the covenants or conditions made therein for the benefit of the Fund or the New Fund, as applicable, other than the requirements that: (1) the Reorganization Agreement be approved by shareholders of the Fund; and (2) the Trust receive an opinion of counsel that the transactions contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes.

                        COMPARISON OF MST AND THE TRUST

     MST is a Delaware statutory trust governed by its own Declaration of Trust, By-Laws and a Board of Trustees. The Trust is a Massachusetts business trust governed by its own Declaration of Trust, By-Laws and a Board of Trustees. The operations of MST and the Trust are also governed by applicable state and federal law.

     Certain differences and similarities between these entities are summarized below, although this is not a complete list of comparisons. Shareholders should refer to the provisions of these governing documents and the relevant state law directly for a more thorough comparison. Copies of these governing documents are available to shareholders without charge upon written request.

GENERAL

     Under the Declaration of Trust and By-Laws of MST, the Trustees of MST generally have more flexibility than Trustees of the Trust and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act, as further described below. The increased flexibility may allow the Trustees of the MST to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow MST to operate in a more efficient and economical manner. Delaware law also promotes ease of administration by permitting the Board of Trustees of MST to take certain actions, such as, for example, establishing new investment series of MST, without filing additional documentation with the state, which would otherwise require additional time and costs.

     Importantly, the Trustees of MST will have the same fiduciary obligations to act with due care and in the interest of the New Fund and its shareholders as do the Trustees of the Trust with respect to the Fund and its shareholders.

BOARD OF TRUSTEES

     The Board of Trustees of the Trust and MST are identical. As a result, if the Reorganization is approved, shareholders will continue to have the same Board of Trustees.

SHAREHOLDER LIABILITY

     Generally, liability is limited for shareholders of MST. With respect to the Trust, as further noted below, there is the potential, although only a remote possibility, that shareholders of the Trust may be liable for the obligations of such entity.

     The Declaration of Trust of MST provides that shareholders are not personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to MST, the New Fund or any class of its shares. In addition, shareholders have the same limitation of personal liability as is extended to shareholders of a Delaware for-profit corporation.

     Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust. However, the Declaration of Trust for the Trust states that shareholders will not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the assets belonging to the series with respect to which such shareholder's shares are issued, for all losses and expenses of any shareholder held personally liable for the obligations of the Trust solely by reason of his or her being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which (1) a court determines that the Trust should be treated as a partnership, rather than as a business trust, despite the terms of the Declaration of Trust and (2)(a) a contractual disclaimer is found to be inadequate, and (b) the Fund itself would be unable to meet its obligations.

LIQUIDATION AND DISSOLUTION

     The Declarations of Trust of MST and the Trust each permit a majority of their Trustees to liquidate any class or series of MST or the Trust, as applicable, or dissolve MST or the Trust, as applicable, upon written notice to shareholders, without submitting the matter for shareholder approval.

     In the event of the liquidation of the Fund or the New Fund or the dissolution of MST or the Trust, the shareholders are entitled to receive, when and as declared by each Board of Trustees, the excess of the assets over the liabilities belonging to their respective Munder Fund. The assets so distributed to shareholders of the Fund/the New Fund would be distributed among the shareholders in proportion to the number of shares of the Fund/the New Fund held by them and recorded on the books of the Fund/the New Fund.

LIABILITY OF TRUSTEES

     The Trustees of each of MST and the Trust are generally not liable to the respective entity absent willful misfeasance, bad faith, gross negligence or reckless disregard of a Trustee's duties. Furthermore, each entity's Declaration of Trust permits indemnification of such Trustees to the fullest extent permissible under applicable laws. MST's Declaration of Trust specifically provides that indemnification includes any reasonable expenses incurred by a Trustee in connection with the defense of any proceeding.

     Absent willful misfeasance, bad faith, gross negligence or reckless disregard of a Trustee's duties, an MST Trustee acting in such capacity shall not be personally liable to any person other than MST or a beneficial owner for any act, omission or obligation of MST or any Trustee. In addition, MST's Declaration of Trust provides that any Trustee who has been designated a financial expert in MST's registration statement will not be subject to any greater duty of care in discharging such Trustee's duties and responsibilities by virtue of such designation than a Trustee who has not been so designated. A Trustee or officer of MST will be indemnified by MST to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with the defense of any proceeding in which he or she becomes involved by virtue of being or having been a Trustee or officer.

     Absent willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of a Trustee of the Trust acting in the capacity of such office, the Trust's Declaration of Trust provides that no Trustee will be liable to the Trust, any shareholder, Trustee, officer, employee or agent thereof for any action or failure to act. Its Declaration of Trust further provides that the Trust will indemnify any Trustee to the fullest extent possible under applicable law.

RIGHTS OF INSPECTION

     Shareholders of the Trust generally have the right to inspect the records, accounts and books of the Trust, as such right is permitted to shareholders of a Massachusetts business trust under Massachusetts corporation law. Currently, each shareholder of a Massachusetts corporation is permitted to inspect the records, accounts and books of a corporation for any legitimate business purpose relative to the affairs of the corporation. MST withholds such right of inspection unless granted by law or provided for in a resolution of the Trustees of MST or approved by shareholders at a meeting. No such rights have to date been conferred.

SHAREHOLDER MEETINGS

     Neither MST nor the Trust is required to hold annual meetings of shareholders, although each may hold special meetings for purposes of voting on certain matters as required under the 1940 Act. In each case, on any matters submitted to a vote of the shareholders, all shares entitled to vote are voted in the aggregate, except when (1) required by the 1940 Act, shares are voted by each affected series separately; (2) the matter involves any action that the Trustees have determined will affect only the interests of one or more series, then only the shareholders of such series shall be entitled to vote thereon; or
(3) the matter involves any action that the Trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon.

     MST and the Trust differ in the ability of shareholders to take action by written consent. With MST, shareholders may take action by written consent if signed by the holders of outstanding shares representing the minimum number of votes that would be necessary to authorize or take that action at a meeting. With the Trust, written shareholder consents are required to be signed by shareholders representing a majority of the shares.

REORGANIZATION/COMBINATION TRANSACTIONS

     Unlike the Trust, MST imposes no requirement for shareholder approval of a proposed merger, reorganization, sale of assets, etc., of the New Fund. Shareholder approval may be required, however, under the federal securities laws.

     Under the Declaration of Trust of MST and Delaware law, MST Trustees may generally authorize mergers, consolidations, share exchanges and reorganizations of the New Fund or MST with another trust, series or other business organization without shareholder approval, although such approval may be separately required under the federal securities laws and rules thereunder. For example, the 1940 Act and rules thereunder may require a shareholder vote of a proposed merger involving affiliated funds under certain circumstances, such as when the merging funds have materially different advisory contracts or fundamental investment restrictions.

     With respect to the Trust, a majority of the outstanding shares of the Fund must approve a merger with another business organization, or the sale or exchange of all or substantially all of the property of the Fund.

AMENDMENT OF CHARTER DOCUMENT

     Trustees of MST are granted the widest latitude to amend its governing instruments without seeking shareholder approval. Generally, the Trustees of the Trust may amend their charter documents without shareholder approval only where such change would not materially alter shareholder rights.

     MST Trustees may generally restate, amend or otherwise supplement MST's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders' voting rights).

     Generally, the Declaration of Trust of the Trust may only be amended by the affirmative vote of the majority of shareholders. However, the Trustees of the Trust may amend the Declaration of Trust without shareholder approval to: (1) conform it to the requirements of applicable federal laws or regulations; (2) change the name of the Trust; or (3) make any other changes which do not materially adversely affect the rights of shareholders.

DERIVATIVE AND CLASS ACTIONS

     Generally, shareholders of MST and the Trust are permitted to bring derivative or class actions on behalf of their respective entity only after such shareholders have first made a demand upon their Board of Trustees to bring the action on behalf of the applicable entity. The requirements for shareholders of the Trust are governed by state law. The Declaration of Trust of MST specifically sets forth the procedural requirements a shareholder would need to fulfill and additionally limits such actions to those brought by at least 10% of MST's or the New Fund's shareholders.

     Shareholders of MST or the New Fund may not bring a derivative action to enforce the right of MST or the New Fund unless certain conditions are satisfied. The conditions include, among others, that (1) the complaining shareholder submit a written demand to the Board of Trustees and that demand must be refused, and (2) at least 10% of the shareholders of MST or the New Fund, as applicable, join in bringing the derivative action. A shareholder of the New Fund is not entitled to participate in a derivative action on behalf of a different series of MST.

     Under the Declaration of Trust of the Trust, shareholders have the power to vote to the same extent as the shareholders of a Massachusetts corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or its shareholders. As a prerequisite for bringing a derivative action in Massachusetts, a shareholder has to either make a demand on the Board to prosecute the litigation or allege facts showing the futility of such a demand.

                                     * * *

     The foregoing is only a summary of certain characteristics of the operations of MST's and the Trust's relevant corporate governance documents and relevant state law. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of such documents and the laws of Delaware or Massachusetts, as applicable, for a more thorough description.

                    MATTERS ON WHICH THE NEW FUND WILL VOTE

     As noted above, in approving the Reorganization Agreement, shareholders of the Fund will also be authorizing it to vote on various actions regarding the New Fund and MST, including approval of one or more investment advisory agreements and a distribution and service plan. The Fund shareholders are not being asked to vote separately on these issues affecting the New Fund.

  ADVISORY AGREEMENT

     The Reorganization Agreement calls for the Fund, as the sole shareholder of the New Fund, to approve the New Fund's investment advisory agreement. Because of the timing of the Meeting (October 26), the scheduled effective date of the Reorganization (the first Friday that is a business day following approval of the Reorganization Agreement) and the scheduled effective date of the Transaction (December 29), the Fund may need to approve two investment advisory agreements: (1) the Current Advisory Agreement and (2) the New Combined Advisory Agreement.

     To the extent that the closing of the Reorganization occurs before the scheduled closing of the Transaction described in Proposal 1, the Reorganization Agreement requires the Fund, while it is the sole shareholder of the New Fund, to approve the Current Advisory Agreement on behalf of the New Fund.

     If Fund shareholders approve the New Combined Advisory Agreement described in Proposal 1, the Reorganization Agreement requires the Fund, while it is the sole shareholder of the New Fund, to approve the New Combined Advisory Agreement on behalf of the New Fund. If the New Combined Advisory Agreement is approved, it will take effect immediately following the closing of the Transaction, which is expected to be on or about December 29, 2006. Although not considered likely by the Advisor, it is possible that the conditions to closing may be satisfied as early as the date of the Meeting and as a result the closing of the Transaction may occur as early as October 31, 2006. Reference is made to the description and other information relevant to shareholders' consideration of the New Combined Advisory Agreement in Proposal 1. If for some reason the closing of the Reorganization does not occur prior to the closing of the Transaction, the Fund will be required to approve only the New Combined Advisory Agreement on behalf of the New Fund.

     If shareholders of the Fund do not approve the New Combined Advisory Agreement discussed in Proposal 1, but the Reorganization is approved, the Reorganization will be delayed until shareholders of the Fund approve a new investment advisory agreement. Thus, in all events, the investment advisory agreement applicable to the New Fund immediately following the closing of the Reorganization will be identical to the investment advisory agreement then in effect with respect to the Fund.

DISTRIBUTION AND SERVICE PLAN

     The Reorganization Agreement also authorizes the Fund, while it is the sole shareholder of the New Fund, to approve the Munder Funds' Combined Distribution and Service Plan adopted June 13, 2003, as amended, for each applicable class of the New Fund, that is the same such plan adopted by the Trust for each applicable class of the Fund ("Current Plan"). Thus, the new plan with respect to the New Fund and its classes is identical to the Current Plan with respect to the Fund and its classes. Below is a discussion of the terms and other relevant information concerning the Current Plan.

     Under the Current Plan, applicable to Class A, Class B, Class C, Class R and Class K shares, but adopted in accordance with Rule 12b-1 under the 1940 Act with respect to the Class A, Class B, Class C and Class R shares of the Fund only, the Fund may use its assets with respect to those classes of shares to finance activities relating to the distribution of its shares and the provision of certain shareholder services.

     Under the Current Plan, Funds Distributor, Inc. ("Distributor") is paid an annual service fee at the rate of up to 0.25% of the value of average daily net assets of the Class A shares of the Fund. Also, under the Current Plan, the Distributor is paid an annual service fee of up to 0.25% of the value of average daily net assets of the Class B, Class C and Class R shares of the Fund and an annual distribution fee at the rate of up to 0.75% of the value of average daily net assets of the Class B, Class C and Class R shares of the Fund. However, under the Combined Distribution Agreement dated June 13, 2003, as amended, with the Distributor, the fees payable with respect to the Class R shares are limited to payments at an annual rate equal to 0.50% of the average daily net assets of any series attributable to the Fund's Class R shares.

     Under the terms of the Current Plan, the Current Plan continues from year to year with respect to each class of shares, provided such continuance is approved annually by vote of the Board, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of that Current Plan ("Non-Interested Plan Trustees"). All amendments of the Current Plan also must be approved by the Trustees in the manner described above. The Current Plan may be terminated at any time, without penalty, by vote of a majority of the Non-Interested Plan Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant class of the Fund. Pursuant to the Current Plan, the Distributor will provide the Board quarterly reports of amounts expended under the Current Plan and the purpose for which such expenditures were made.

     In the case of Class A, Class B, Class C and Class R shares, the Trustees have determined that the Current Plan will benefit the Fund and its shareholders by (1) providing an incentive for broker or bank personnel to provide continuous shareholder servicing after the time of sale; (2) retaining existing accounts;
(3) facilitating portfolio management flexibility through continued cash flow into the Fund; and (4) maintaining a competitive sales structure in the mutual fund industry.

     With respect to Class B, Class C and Class R shares of the Fund, the Distributor expects to pay sales commissions to dealers authorized to sell the Fund's Class B, Class C and Class R shares at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement by the Current Plan. In addition, the Advisor or Distributor, or any of their affiliates, may from time to time pay for shareholder services or distribution out of their own resources without additional cost to the Fund or its shareholders.

     The amount of fees paid to the Distributor pursuant to the Current Plan for the Class A, Class B, Class C, Class R and Class K shares of the Fund for the fiscal year ended June 30, 2006 and the percentage of average net assets each such amount constituted during that period are set forth in the table below.


                                                                             CLASS K
                         CLASS A      CLASS B      CLASS C      CLASS R       SHARES
                          SHARES       SHARES       SHARES       SHARES      SERVICE
                        12B-1 FEES   12B-1 FEES   12B-1 FEES   12B-1 FEES      FEES
                        ----------   ----------   ----------   ----------   ----------
FEES PAID.............   $194,663     $701,658     $384,303      $  30        $ 246
PERCENTAGE OF AVERAGE
NET ASSETS............       0.25%        1.00%        1.00%      0.50%        0.25%


     Comerica Securities, Inc. ("Comerica Securities"), a wholly-owned subsidiary of Comerica Bank, and Comerica Bank are service organizations currently affiliated with the Advisor who may receive fees from the Fund under the Current Plan. For the fiscal year ended June 30, 2006, the Fund paid $26 to Comerica Securities and $105 to Comerica Bank for shareholder services provided to Class A, Class B, Class C, Class R and Class K shareholders.

                                     * * *

SHAREHOLDER APPROVAL

     Approval of Proposal 2 requires the affirmative vote of a majority of the outstanding shares of the Fund, with all classes voting together and not by class. Shareholders are entitled to one vote for each share of the Fund. Fractional shares are entitled to proportional voting rights.

                     YOUR BOARD OF TRUSTEES, INCLUDING THE
                      NON-INTERESTED TRUSTEES, UNANIMOUSLY
                      RECOMMENDS A VOTE "FOR" APPROVAL OF
                         THE REORGANIZATION AGREEMENT.

                                   PROPOSAL 3

                      AMENDMENT OR ELIMINATION OF CERTAIN
                      FUNDAMENTAL INVESTMENT RESTRICTIONS

WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE IN PROPOSAL 3?

     The 1940 Act requires the Fund to adopt fundamental investment restrictions with respect to several specific types of activities, including its ability to
(1) borrow money; (2) issue senior securities; (3) underwrite securities issued by other persons; (4) purchase or sell real estate; (5) purchase or sell commodities; (6) make loans to other persons; and (7) concentrate its investments in any particular industry or group of industries. The 1940 Act also requires the Fund to state whether it is a diversified or non-diversified fund, as those terms are defined in the 1940 Act. In addition, the 1940 Act permits the Fund to designate any other of its policies as a fundamental policy, as it deems necessary or desirable.

     In order to modify or eliminate any of the Fund's fundamental investment restrictions, including its classification as a diversified or non-diversified fund, the 1940 Act requires that any such change be approved by a majority of the Fund's outstanding voting securities. The Board is proposing that shareholders approve revisions to certain of the Fund's fundamental investment restrictions, as described more fully in this Proxy Statement, in an effort to standardize its investment restrictions and permit the Fund the maximum investment flexibility under current law. The current fundamental investment restrictions of the Fund that are proposed to be revised at this Meeting are set forth in Exhibit D to this Proxy Statement.

     In early 2003, shareholders of the Fund were first asked to approve changes to its fundamental investment restrictions substantially similar to those changes described in this Proposal 3. However, because insufficient votes were received to achieve a quorum for the Fund, shareholders of the Fund were unable to vote on those proposals at that time. As a result, shareholders of the Fund are being given another opportunity to consider similar proposals in this Proxy Statement.

WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE CHANGES TO THE FUND'S INVESTMENT RESTRICTIONS?

     The primary purposes of the proposed modification or elimination of certain of the fundamental investment restrictions of the Fund are to increase the Fund's latitude with respect to certain investment strategies and techniques, eliminate certain investment restrictions that are no longer required by law, and make the Fund's fundamental investment restrictions more uniform. Presently, the Fund's fundamental investment restrictions limit investment strategies and result in operating inefficiencies and costs. The Munder Funds were organized at different times and under different state laws. As a result, the fundamental investment restrictions differ among the Munder Funds, and many of the Fund's investment restrictions are more prohibitive than the rules and regulations under the 1940 Act and applicable SEC guidance otherwise require.

     Some of the Fund's fundamental investment restrictions can be traced back to federal or state securities law requirements that were in effect when the Fund was organized. These restrictions have subsequently been made less restrictive or are no longer in effect. For example, the National Securities Markets Improvement Act of 1996 ("NSMIA") preempted many investment restrictions formerly imposed by state securities laws and regulations, so those state requirements are no longer in effect. As a result, these restrictions unnecessarily limit the investment strategies available to the Advisor in managing the Fund's assets. In addition, the lack of uniform standards by which the Advisor may manage the Munder Funds leads to operating inefficiencies and increases the costs of monitoring compliance.

     Due to these and other factors, the Board recommends to Fund shareholders the approval of certain changes to the Fund's fundamental investment restrictions. The Fund's fundamental investment restrictions that are proposed to be amended, the language of each proposed revised investment restriction, and a discussion of the rationale for each suggested change is provided below.

     In general, only those investment restrictions that the 1940 Act specifically requires to be fundamental (i.e., those from which registered investment companies cannot deviate without shareholder authorization) are proposed to remain fundamental investment restrictions of the Fund. However, shareholders are being asked to approve amendments to these fundamental investment restrictions, as set forth in Proposals 3.A - 3.H. Investment restrictions that are currently deemed fundamental by the Fund, but which the 1940 Act does not require to be fundamental, are proposed to be eliminated entirely. The fundamental investment restrictions that are proposed to be eliminated entirely are addressed in Proposals 3.I - 3.L.

WHAT EFFECT WILL THE PROPOSED CHANGES TO THE FUND'S INVESTMENT RESTRICTIONS HAVE ON THE FUND?

     While Proposal 3 is intended to provide the Advisor with greater flexibility in managing the Fund's portfolio, should shareholders approve the Proposals, the Fund would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the investment objectives, strategies, and policies expressed in the Fund's registration statement. IMPORTANTLY, THE ADVISOR DOES NOT PRESENTLY INTEND TO ALTER THE WAY IN WHICH IT MANAGES THE FUND, NOR DOES IT BELIEVE THAT THE PROPOSED CHANGES WILL, EITHER INDIVIDUALLY OR IN THE AGGREGATE, MATERIALLY AFFECT THE INVESTMENT RISK ASSOCIATED WITH THE FUND, ALTHOUGH WITH RESPECT TO SECURITIES LENDING AND BORROWING, THE PROPOSED AMENDED INVESTMENT RESTRICTIONS WOULD PERMIT THE FUND TO ENGAGE IN SUCH ACTIVITIES TO A GREATER DEGREE.

     In addition, the Fund's approval of changes to its fundamental investment restrictions will not be dependent upon your vote on Proposal 2 regarding the Reorganization. Therefore, if approved by shareholders, these changes will take effect regardless of the vote with respect to the Reorganization. Should shareholders of the Fund also approve the proposed Reorganization, the New Fund will have as its fundamental investment restrictions those revised fundamental investment restrictions approved by the Fund's shareholders.

     Should the Fund's shareholders not approve a Proposal to amend or eliminate a particular fundamental investment restriction, the Fund's current fundamental investment restriction, as set forth in Exhibit D, would continue to apply unchanged.

WHO IS BEARING THE EXPENSES RELATED TO THIS PROPOSAL 3?

     All mailing, proxy solicitation and tabulation expenses associated with the expense of this Proposal 3 will be borne one-half by Munder Holdings and one-half by Comerica. The Fund will bear the portion of printing and legal expenses reasonably estimated to be attributable to this Proposal 3.

         MODIFICATION OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS

                        PROPOSAL 3.A -- DIVERSIFICATION

     PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, the Fund's sub-classification as a diversified or non-diversified fund would read:

          The Fund shall be a "diversified company" as that term is defined in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

DISCUSSION OF PROPOSED MODIFICATION

     Section 8(b) of the 1940 Act requires each series of an investment company to state whether it is "diversified" or "non-diversified," as those terms are defined in the 1940 Act. As the term "diversified" is used in the 1940 Act, and as reflected in the Fund's current fundamental investment restrictions, a diversified fund may not, with respect to 75% of its total assets, (1) invest more than 5% of its total assets in the securities of one issuer, or (2) hold more than 10% of the outstanding securities of such issuer ("75% test"). Under the 1940 Act, a "non-diversified" fund is any fund that is not considered diversified and is not, therefore, constrained by the 75% test.

     NO CHANGE IS BEING PROPOSED TO THE FUND'S DESIGNATION AS A DIVERSIFIED FUND. Instead, the proposed change would modify the Fund's fundamental investment restrictions regarding its sub-classification under the 1940 Act to rely on the definitions of the terms diversified and non-diversified in the 1940 Act rather than stating the relevant percentage limitations expressed under current law. Thus, this investment restriction will apply to the Fund the requirements of the 1940 Act, as they may be amended from time to time, without the Board or shareholders taking further action. This would be consistent with the 1940 Act, which only requires the Fund to state whether it is diversified or non-diversified.

     It is not anticipated that this change would have any effect on the operations of the Fund. The Fund would remain subject to the same limitations on its investments under the definition of "diversified" as embodied in its current fundamental policies, as well as to any additional restrictions on concentration under the 1940 Act (as discussed in Proposal 3.G) or other investment restrictions of the Fund. In addition, the Fund will remain subject to the relevant diversification provisions of the Tax Code, which require that at the end of each quarter of the Fund's taxable year, with respect to 50% of the value of the Fund's total assets, the Fund has invested no more than 5% of its total assets in any one issuer and holds no more than 10% of such issuer's outstanding voting securities.

                           PROPOSAL 3.B -- BORROWING

     PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, the Fund's fundamental investment restriction regarding borrowing would read:

          The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

DISCUSSION OF PROPOSED MODIFICATION

     Unless further restricted, all investment companies are limited in the amount they may borrow by the 1940 Act. At the present time, the 1940 Act permits the Fund to borrow from banks in an amount up to 33 1/3% of the Fund's assets, including the amount borrowed. The Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund's total assets. The proposed restriction would permit the Fund to borrow to the full extent permitted by the 1940 Act. Therefore, no further Board or shareholder action would be needed to conform the borrowing restriction to future changes in the 1940 Act, and interpretations thereunder, that govern borrowing by mutual funds.

     The current fundamental investment restrictions on borrowing for the Fund provide, consistent with the limits imposed under the 1940 Act, that the Fund may borrow in an amount up to 5% of its total assets for temporary purposes and in an amount up to 33 1/3% of its assets to meet redemptions. If the proposed restriction is adopted, the effect will be to permit the Fund to borrow for purposes other than for temporary purposes or to meet redemption requests, which may subject the Fund to a greater degree to the risks associated with borrowing.

     To the extent that any borrowing made by the Fund involves leveraging, the Fund may be subject to the risk that if the securities held by the Fund decline in value while these transactions are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value of the securities. Thus, borrowing may exaggerate the effect on the Fund's net asset value and may increase the volatility of the Fund. In addition, any money borrowed will be subject to interest and other costs, which may exceed the gain on securities purchased with borrowed funds.

                       PROPOSAL 3.C -- SENIOR SECURITIES

     PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, the Fund's fundamental investment restriction regarding issuing senior securities would read:

          The Fund may not issue any senior security, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit the Fund to: (1) enter into commitments to purchase securities in accordance with the Fund's investment program, including, without limitation, reverse repurchase agreements, delayed delivery securities and when-issued securities, to the extent permitted by its investment program and other restrictions; (2) engage in short sales of securities to the extent permitted in its investment program and other restrictions; and (3) purchase or sell futures contracts and related options to the extent permitted by its investment program and other restrictions.

DISCUSSION OF PROPOSED MODIFICATION

     The 1940 Act prohibits funds from issuing senior securities, except for borrowings where certain conditions are met. In addition, under the 1940 Act certain types of transactions entered into by a fund, including reverse repurchase agreements, short sales, and when-issued and delayed delivery transactions, may be considered forms of indebtedness and, therefore, senior securities. Currently, these activities are permissible investments under the 1940 Act so long as certain collateral or coverage requirements designed to protect shareholders are met.

     Under the Fund's current fundamental investment restrictions, the Fund is prohibited from issuing senior securities except for borrowings and other transactions for which the proper level of asset coverage is maintained as required by the 1940 Act or SEC interpretation. The proposed amended restriction on issuing senior securities does not alter this, although it does identify some of the types of activities in which the Fund may engage that may involve the issuance of senior securities, but which are currently permissible under the 1940 Act and applicable related guidance. Thus, the proposed amended restriction does not change the current restrictions for the Fund because the Fund will continue to be subject to the limitation on borrowing and may engage in such other activities only to the extent permitted by applicable SEC interpretation. Furthermore, the Fund would not be able to engage in such activities unless its investment policies and strategies so permit.

                    PROPOSAL 3.D -- UNDERWRITING SECURITIES

     PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, the Fund's fundamental investment restriction regarding underwriting securities would read:

          The Fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended ("1933 Act"), except as permitted under the 1933 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, this would permit the Fund to act as an underwriter of securities in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment objective, investment policies and investment program.

DISCUSSION OF PROPOSED MODIFICATION

     The proposed restriction with respect to underwriting securities is substantially similar to the current restriction for the Fund. However, it clarifies the meaning of the current investment restriction and makes uniform the exception from the prohibition for all Munder Funds.

                          PROPOSAL 3.E -- REAL ESTATE

     PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, the Fund's fundamental investment restriction regarding investments in real estate would read:

          The Fund may not purchase or sell real estate or any interests therein, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Among other things, this would permit the Fund to: (1) acquire or lease office space for its own use; (2) invest in securities of issuers that invest in real estate or interests therein; (3) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (4) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

DISCUSSION OF PROPOSED MODIFICATION

     The proposed change maintains the Fund's general restriction on buying or selling real estate, but excepts certain real estate-related activities from the restriction. The proposed restriction would permit the Fund to acquire or lease office space for its own use, although it is not anticipated that the Fund will do so. The proposed restriction would also permit the Fund to hold and sell real estate acquired as a result of the ownership of securities (for example, as the holder of a bond in a company that goes bankrupt). The Fund would also be able to invest in mortgage-backed securities and securities of issuers that invest in real estate interests, including real estate investment trusts, to the extent consistent with its other investment policies and strategies.

                          PROPOSAL 3.F -- MAKING LOANS

     PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, the Fund's fundamental investment restriction regarding making loans would read:

          The Fund may not make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, the Fund may, among other things: (1) enter into repurchase agreements,
          (2) lend portfolio securities; and (3) acquire debt securities without being deemed to be making a loan.

DISCUSSION OF PROPOSED MODIFICATION

     The proposed change permits the Fund to engage in securities lending to the extent permitted by the 1940 Act and by then-current SEC policy. The staff of the SEC currently limits loans of the Fund's securities to one-third of the Fund's assets, including any collateral received from the loan, provided that loans are 100% collateralized by cash or cash equivalents. The Fund's current restrictions are consistent with this limitation and, in some cases, are set lower than the maximum allowed under the 1940 Act. Should the SEC staff modify the requirements governing a fund's loan of its securities in the future, under the proposed restriction, the Fund would be able to take advantage of that increased flexibility without requiring further shareholder action.

     This Proposal would result in a change to the fundamental investment restrictions of the Fund to increase the amount of its total assets available for lending from 25% to 33 1/3%. In addition, the Fund has been subject to a non-fundamental policy limiting securities lending to no more than 25% of its assets. In light of this amendment, the non-fundamental policy would be eliminated, which would allow the Fund to loan up to 33 1/3% of its assets. Therefore, the Fund could be subject to a greater extent to the risks associated with securities lending. These risks include the possibility of loss to the Fund due to (1) the inability of the borrower to return the securities; (2) a delay in recovery of the securities; or (3) loss of rights in the collateral should the borrower fail financially.

                  PROPOSAL 3.G -- CONCENTRATION OF INVESTMENTS

     PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, the Fund's fundamental investment restriction regarding concentration of investments would read:

          Except as noted below, the Fund may not "concentrate" its investments in a particular industry, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing: (1) this limitation will not apply to the Fund's investments in: (a) securities of other investment companies;
          (b) securities issued or guaranteed as to principal and/or interest by the U.S. Government, its agencies or instrumentalities; or (c) repurchase agreements (collateralized by the instruments described in clause (b)); (2) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (3) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.


          The Fund will concentrate its investments in securities of issuers conducting their principal business activities in healthcare industries.


DISCUSSION OF PROPOSED MODIFICATION

     The Fund will continue to be permitted to concentrate its assets in healthcare industries. While the 1940 Act does not define what constitutes "concentration" in an industry, the SEC staff has taken the position that investment of more than 25% of a fund's total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration. The Fund's current fundamental restrictions are consistent with this interpretation. Nevertheless, the proposed change would permit investment in an industry up to the most recently prescribed limits under the 1940 Act and accompanying SEC interpretations. The proposed change also provides a uniform list of exceptions from the restrictions.


     For purposes of determining the Fund's concentration in a particular industry, the Fund does not generally look through the investments of an underlying investment company for purposes of applying its concentration limitation, unless (1) the underlying investment company is an affiliated person of the Fund such that the Fund may reasonably expect to have access to the portfolio holdings of the underlying investment company, or (2) in the case of an unaffiliated underlying investment company, the underlying investment company itself has a policy to concentrate in a particular industry (e.g., a biotechnology fund).


                          PROPOSAL 3.H -- COMMODITIES

     PROPOSED NEW FUNDAMENTAL INVESTMENT RESTRICTION: If the proposed amendment is approved by shareholders, the Fund's fundamental investment restriction regarding investments in commodities would read:

          The Fund may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

DISCUSSION OF PROPOSED MODIFICATION

     The current fundamental investment restrictions prohibit the Fund from investing in commodities or commodity contracts, but except certain financial instruments, such as futures contracts and options on futures contracts, which under some interpretations may be deemed commodities. Consistent with the requirement of the 1940 Act, the proposed restriction prohibits only the purchase of physical commodities; it does not limit the Fund's purchase or sale of derivatives that have a value tied to the value of a financial index, financial instrument or other asset and allows investments for both hedging and non-hedging purposes. These derivatives include, for example, options, futures contracts and options on futures contracts. Other types of financial instruments, such as forward commitments and swaps, might also be deemed to be commodity contracts in the context of the proposed restriction. Such strategies are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. The proposed restriction also permits the Fund to enter into foreign currency transactions, in accordance with its investment objective and strategies.

     While the Fund may already invest in derivatives, the proposed restriction may expand the types of derivatives in which the Fund may invest, if such investments are otherwise in accordance with the Fund's investment objective and strategies. To the extent the Fund invests in these derivative instruments, it will be exposed to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that the Fund's portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.

     However, notwithstanding the above, it is not currently proposed that the Fund's investment policies be changed to permit additional derivatives investments. Without such a change, the Fund will continue to be subject to the limitations currently in effect in the Fund's prospectus or statement of additional information.

                 ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT
                            RESTRICTIONS OF THE FUND

       PROPOSAL 3.I -- PLEDGING, MORTGAGING AND HYPOTHECATING FUND ASSETS

PROPOSAL

     It is proposed that the fundamental investment restriction on pledging, mortgaging and hypothecating the Fund's assets be eliminated in its entirety.

REASONS FOR THE ELIMINATION OF THE INVESTMENT RESTRICTION


     The restriction on pledging, mortgaging and hypothecating the Fund's assets was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the Fund's fundamental investment restrictions. The Fund's current limits on pledging may conflict with its ability to borrow money to meet redemption requests or for temporary purposes. This conflict arises because banks may require borrowers such as the Fund to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan. the Fund's current restrictions, however, could be read to prevent these types of collateral arrangements and could therefore have the effect of reducing the amount that the Fund may borrow in these situations. Although the Fund currently plans to engage only in pledging in connection with borrowing money for redemptions or temporary purposes, pledging assets could decrease the Fund's ability to liquidate assets. If the Fund pledged a large portion of its assets, the ability to meet redemption requests or other obligations could be delayed. In any event, the Fund's current borrowing limits would remain consistent with limits prescribed under the 1940 Act, as more fully described in Proposal 3.B above.

                    PROPOSAL 3.J -- INVESTMENTS FOR CONTROL

PROPOSAL


     It is proposed that the fundamental investment restriction on investments made for purposes of exercising control over, or management of, an issuer be eliminated in its entirety.


REASONS FOR THE ELIMINATION OF THE INVESTMENT RESTRICTION


     The investment restriction on investing in a security for the purpose of obtaining or exercising control over, or management of, an issuer was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the Fund's investment restrictions. There are no current expectations that the Fund will invest for the purpose of obtaining or exercising control over, or management of, an issuer.


              PROPOSAL 3.K -- MARGIN ACTIVITIES AND SHORT SELLING

PROPOSAL

     It is proposed that the fundamental investment restriction on margin activities and selling securities short be eliminated in its entirety.

REASONS FOR THE ELIMINATION OF THE INVESTMENT RESTRICTION


     The fundamental investment restriction on margin activities and selling securities short was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of NSMIA, this restriction is no longer required and may be eliminated from the Fund's fundamental investment restrictions. There are no current expectations that the Fund will engage in such activities, except that the Fund may still engage in activities that are exceptions to its current fundamental investment restrictions, such as the use of short-term credits necessary for the clearance of purchases and sales of portfolio securities.



     The risks associated with purchasing securities on margin are generally similar to those of borrowing money. For a discussion of those risks, see Proposal 3.B. The risks associated with short selling include the risk that the Fund will be required to acquire, convert or exchange securities to replace borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. Losses from short sales can theoretically be unlimited, although under the 1940 Act, a fund is required to "cover" its exposure under any short position.


                 PROPOSAL 3.L -- REVERSE REPURCHASE AGREEMENTS

PROPOSAL

     It is proposed that the fundamental investment restriction regarding investment in reverse repurchase agreements be eliminated in its entirety.

REASONS FOR THE ELIMINATION OF THE INVESTMENT RESTRICTION

     As proposed in Proposal 3.C regarding the fundamental investment restriction on the Fund's issuance of senior securities, the Fund may enter into reverse repurchase agreements so long as doing so otherwise comports with its investment program and other investment restrictions. In order to remain consistent with the change to the fundamental restriction on issuing senior securities, this general fundamental policy should be eliminated in its entirety.

     To the extent the Fund enters into a reverse repurchase agreement, it will incur the risks associated with that transaction, including the risk that the market value of the securities sold by the Fund may decline below the repurchase price. In addition, the Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement.

                                     * * *

SHAREHOLDER APPROVAL

     Approval of Proposals 3.A through 3.L each require the affirmative vote of a "majority of the outstanding voting securities" entitled to vote on the Proposal, as defined in the 1940 Act, with all classes of the Fund voting together and not by class. Shareholders are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

     A "majority of the outstanding voting securities" means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) the vote of more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.

                   YOUR BOARD OF TRUSTEES, INCLUDING THE NON-
                  INTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS
                   A VOTE "FOR" APPROVAL OF THESE PROPOSALS.


                                   PROPOSAL 4



                 APPROVAL OF A MANAGER OF MANAGERS ARRANGEMENT



     Shareholders are being asked to approve a so-called "manager of managers" arrangement that would permit the Fund and the Advisor to enter into, and materially amend, sub-advisory agreements with any sub-advisors retained by the Advisor and the Munder Funds to manage the Fund without obtaining shareholder approval, if the Board concludes that such arrangements would be in the best interests of the shareholders of the Fund. The Board, including the Non-Interested Trustees, has approved the use of a manager of managers arrangement, and any such arrangement utilized by the Fund would be subject to Board oversight and conditions imposed by the SEC in either a rule or an exemptive order, including the requirement that any sub-advisory agreement or material change to such agreement be approved by the Board (including a majority of the Non-Interested Trustees). This Proposal 4 cannot be implemented unless shareholders also approve Proposal 1.



     If shareholders of the Fund approve Proposal 1 and this Proposal 4, the Fund would be able to implement a manager of managers arrangement in the event that either (1) the SEC adopts proposed Rule 15a-5 under the 1940 Act ("Proposed Rule") or (2) the Fund applies for and is granted an SEC exemptive order. In either case, no further shareholder vote would be required either to approve a sub-advisory agreement entered into by the Fund or to amend materially any such sub-advisory agreement, subject to the conditions in the Proposed Rule or the exemptive order, as applicable, including approval of any such agreement or material change to such agreement by the Board (including a majority of the Non-Interested Trustees). In view of the fact that (1) manager of manager exemptive orders are typically subject to the condition that shareholders of a fund approve a manager of managers arrangement prior to reliance on the exemptive order and (2) it is likely that the final version of the Proposed Rule will also contain such a requirement, the Board has determined to ask shareholders to approve a manager of managers arrangement for the Fund in conjunction with the solicitation of shareholder approval of each of the other proposals in this Proxy Statement. This approach is expected to save the Fund the cost of seeking shareholder approval of a manager of managers arrangement following the adoption of the Proposed Rule or the issuance of a relevant exemptive order.



HOW WOULD A MANAGER OF MANAGERS ARRANGEMENT BENEFIT THE FUND?



     The Board believes that it is in the best interests of each shareholder to provide the Advisor and the Board with increased flexibility to recommend, supervise, evaluate, and change sub-advisors without incurring the significant delay and expense associated with obtaining prior shareholder approval.



     Currently, the Fund must call and hold a shareholder meeting before it appoints a sub-advisor or materially amends a sub-advisory agreement. Additionally, the Fund must seek shareholder approval of a new sub-advisory agreement if a sub-advisor undergoes a change of control, even if there will be no change in the persons managing the Fund. Each time a shareholder meeting is called, the Fund must create and distribute proxy materials and solicit proxy votes from the Fund's shareholders. This process is time-consuming and costly, and such costs are generally borne by the Fund, thereby reducing shareholders' investment returns. It is anticipated that a manager of managers arrangement will permit the Fund to operate more efficiently and cost-effectively.



     If the New Combined Advisory Agreement is approved by shareholders of the Fund in Proposal 1, the Advisor will have ultimate responsibility for all investment advisory services furnished pursuant to any sub-advisory agreement and will monitor compliance of each sub-advisor with the investment objectives, strategies, policies, limitations and restrictions of the Fund under the management of such sub-advisor, and review and report to the Board on the performance of the sub-advisor. If shareholders of the Fund approve the New Combined Advisory Agreement in Proposal 1, the Fund's shareholders are effectively hiring the Advisor to manage the assets of the Fund, either directly or indirectly through the retention of a sub-advisor who manages the Fund's assets under the Advisor's supervision. Accordingly, the Board believes that shareholders approving the New Combined Advisory Agreement expect that the Advisor and the Board will take responsibility for (1) overseeing any sub-advisors engaged by the Advisor and the Fund and (2) recommending whether a particular sub-advisor should be hired, terminated, or replaced.



     If shareholders approve this Proposal, the Board will continue to oversee the selection and engagement of sub-advisors for the Fund. Further, the Board, including a majority of the Non-Interested Trustees, will continue to evaluate and consider for approval all new sub-advisory agreements and all amendments to existing agreements. Finally, under the 1940 Act and the terms of the individual sub-advisory agreements, the Board, including a majority of Non-Interested Trustees, will continue to be required to review and consider each of the sub-advisory agreements for renewal annually, after the expiration of the initial term. Prior to entering into, renewing, or amending a sub-advisory agreement, the Advisor and the relevant sub-advisor will continue to have a legal duty to provide the Board with information on factors pertinent to the Board's decision regarding those advisory arrangements.



     If shareholders of the Fund do not approve this Proposal 4, the Fund will continue to be required to solicit shareholder approval of new or materially amended sub-advisory agreements.



WHAT EFFECT WILL THIS PROPOSAL HAVE ON THE ADVISORY FEES PAID BY THE FUND TO THE ADVISOR OR THE QUALITY OF ADVISORY SERVICES THE FUND RECEIVES?



     This Proposal does not affect the amount of investment advisory fees paid by the Fund to the Advisor. When entering into and amending sub-advisory agreements, the Advisor will negotiate fees paid to the sub-advisors for their services. The fees paid to the Advisor by the Fund are considered by the Board in approving and renewing advisory and sub-advisory agreements. Under Proposal 4, shareholder approval will continue to be required before the total fees paid by the Fund to the Advisor and/or any sub-advisors are increased. Further, whether or not shareholders approve this Proposal 4, the Advisor will continue to be required to provide the same level of management and administrative services to the Fund as it currently provides, in accordance with the Current Advisory Agreements and other agreements, including the New Combined Advisory Agreement if approved by shareholders in Proposal 1.



WHAT ARE THE CONDITIONS FOR ESTABLISHING A MANAGER OF MANAGERS ARRANGEMENT?



     Currently, the only means for establishing a manager of managers arrangement is by filing an application with the SEC requesting an exemptive order that would provide relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder. These provisions of the 1940 Act require that shareholders approve advisory agreements, including any sub-advisory agreements, and approve any material amendment to such agreements. Although there can be no assurance, the Advisor and the Fund expect that the SEC would grant exemptive relief if requested. As of the date of this Proxy Statement, the Advisor and the

Fund have not yet filed a request for such exemptive relief, but may do so in the future.



     If shareholders of the Fund approve Proposal 1 as well as this Proposal 4, and the appropriate exemptive relief were obtained, the Advisor and the Fund would be authorized to (1) engage new or additional sub-advisors; (2) enter into and modify existing investment sub-advisory agreements; and (3) terminate and replace sub-advisors without obtaining further approval of the Fund's shareholders, provided that (a) the sub-advisor is not an "affiliated person" of the Advisor or the Fund, other than by reason of serving as a sub-advisor to the Fund, and (b) that the Board has approved the new or amended sub-advisory agreement.



     Similarly, if the SEC adopts the Proposed Rule, in the form proposed on October 23, 2003, it would grant relief similar to the relief that the Advisor and the Fund would seek in a request for an SEC exemptive order. If the SEC adopts the Proposed Rule before, or in lieu of, any requested SEC exemptive order, the Advisor and the Fund would comply with the Rule's terms and conditions.



     Under the terms of any SEC exemptive order, if applied for and granted, and the Proposed Rule in its current form, the Advisor and the Fund would be subject to several conditions imposed by the SEC. For example, within 90 days of a change to the Fund's sub-advisory agreement, the Fund will be required to provide its shareholders with an information statement containing information about the sub-advisor and the sub-advisory agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such an arrangement or change thereto. For a complete list of the terms and conditions of the Proposed Rule and the likely conditions to be imposed if the Fund seeks exemptive relief from the SEC, please refer to Exhibit G.



     There is no guarantee that the SEC will grant any proposed exemptive order, if requested, even if Proposal 4 is approved by the shareholders of the Fund, nor is there any guarantee that the SEC will adopt the Proposed Rule. Furthermore, any exemptive order from the SEC or final rule issued by the SEC may differ from general terms and conditions described in Exhibit G hereto. By approving Proposal 4, shareholders of the Fund are approving the operation of the manager of managers arrangement under any such terms or conditions, unless such terms or conditions differ materially from those provided in Exhibit G, in which case the Fund undertakes to re-solicit shareholder approval of those new provisions.

WHO IS BEARING THE EXPENSES RELATED TO THIS PROPOSAL 4?



     All mailing, proxy solicitation and tabulation expenses associated with the expense of Proposal 4 will be borne one-half by Munder Holdings and one-half by Comerica. The Fund will bear the portion of printing and legal expenses reasonably estimated to be attributable to this Proposal 4.



SHAREHOLDER APPROVAL



     Approval of Proposal 4 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund entitled to vote on the Proposal, as defined in the 1940 Act, with all classes of the Fund voting together and not by class. Shareholders are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.



     A "majority of the outstanding voting securities" means the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) the vote of more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less.



                   YOUR BOARD OF TRUSTEES, INCLUDING THE NON-


                  INTERESTED TRUSTEES, UNANIMOUSLY RECOMMENDS


                    A VOTE "FOR" APPROVAL OF THIS PROPOSAL.


                      GENERAL INFORMATION ABOUT THE TRUST

                     MANAGEMENT AND OTHER SERVICE PROVIDERS

     Set forth below is a description of the current service providers of the Fund. If the Reorganization proposed in Proposal 2 is approved by shareholders, the New Fund will have the same service providers as the Fund. Except as otherwise disclosed in the Proposals, there are no anticipated changes in the fees payable to these service providers as a result of or in connection with any of the Proposals or the closing of the Transaction.

ADVISOR

     The Advisor (Munder Capital Management), located at 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor of the Fund. As a result of the expected change in control of the Advisor, in accordance with Proposal 1, shareholders of the Fund are being asked to approve a New Combined Advisory Agreement.

     Set forth in Exhibit C is certain information with respect to the executive officers and general partners of the Advisor as of August 3, 2006 and executive officers and directors of the Advisor expected to serve in those capacities following the closing of the Transaction.

ADMINISTRATOR, SUB-ADMINISTRATOR, DISTRIBUTOR, CUSTODIAN AND
TRANSFER AGENT

     Munder Capital Management serves as the administrator to the Fund. Funds Distributor, Inc., located at 100 Summer Street, 15th Floor, Boston, Massachusetts 02110 serves as the Fund's distributor. State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts 02111 serves as the Fund's sub-administrator and custodian. PFPC Inc., located at 4400 Computer Drive, Westborough, Massachusetts 01581 serves as the Fund's transfer agent and dividend disbursing agent.

     During the Fund's most recent fiscal year, the Fund paid the Advisor in its capacity as administrator a fee of $287,777.

INDEPENDENT AUDITORS

     Ernst & Young LLP, located at 200 Clarendon Street, Boston, Massachusetts 02116 serves as independent registered public accounting firm for the Fund.

                         EXECUTIVE OFFICERS OF THE FUND

     Officers of the Fund are elected annually by the Board to oversee the day-to-day activities of the Fund. Information as of July 31, 2006 about the executive officers of the Fund, including their principal occupations during the past five years, is set forth in Exhibit E. Each of these officers is also an officer and/or employee of the Advisor. None of these officers receives any compensation from the Fund.

                                 OTHER BUSINESS

     The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                  SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

     The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that proxy statement relating to such meeting or to otherwise be considered for presentation at such meeting. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund at 480 Pierce Street, Birmingham, Michigan 48009.

                               VOTING INFORMATION

     This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and proxy card, is first being mailed to shareholders of the Fund on or about September 11, 2006. Only shareholders of record as of the close of business on the Record Date, September 1, 2006, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. If no instructions are given by a shareholder on the proxy card but the proxy card is properly executed and/or voted by the shareholder, such proxy will be voted "FOR" each Proposal and "FOR" any other matters deemed appropriate. Alternatively, shareholders who are named as the record owners of their shares may vote their shares in person at the Meeting. Beneficial owners of shares held through brokers or nominees, however, will not be able to vote in person at the Meeting.

     Once a proxy has been submitted to the Fund, it may be revoked on or before the Meeting: (1) by submitting to the Fund a subsequently dated proxy, (2) by delivering to the Secretary of the Fund at the address on the cover of this Proxy Statement a written notice of revocation, or (3) if the shareholder is a record owner, by attending the Meeting and casting a vote either in person or by proxy. If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still execute and submit the proxy form included with this Proxy Statement or, if the shareholder is a record owner, attend the Meeting and vote in person.

     Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, "FOR" approval of the Proposals contemplated thereby.

QUORUM

     The presence in person or by proxy of the holders of record of a majority of the total outstanding shares of the Fund will constitute a quorum at the Meeting for purposes of each Proposal permitting action to be taken on those Proposals.

VOTING REQUIREMENT

     Proposals 1, 3.A through 3.L, and 4, each require the affirmative vote of a "majority of the outstanding voting securities" entitled to vote on the Proposal, which for these purposes, is the vote of (1) 67% or more of the voting securities entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. Proposal 2 requires the affirmative vote of a majority of the outstanding shares of the Fund.

                  EFFECT OF ABSTENTIONS AND BROKER "NON-VOTES"

     For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will effectively be a vote against each Proposal. However, broker non-votes will be excluded from any vote to adjourn the Meeting with respect to each Proposal, in accordance with the By-laws of the Trust, and accordingly, will not affect the outcome of an adjournment vote.

                                  ADJOURNMENTS

     In the event that sufficient votes to approve one or more of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment with respect to any Proposal which they are entitled to vote in favor of that Proposal and will vote against any such adjournment with respect to any Proposal which they are required to vote against that Proposal. The vote required to adjourn the Meeting with respect to each Proposal is a majority of the shares represented at the Meeting, either in person or by proxy.

     In determining whether to adjourn the Meeting with respect to a Proposal, the following factors may be considered: the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation.

                               PROXY SOLICITATION


     Proxies are solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of the Advisor and its affiliates or by proxy soliciting firms retained by the Fund. The Fund has retained The Altman Group ("Altman") to provide proxy solicitation services in connection with the Meeting at an estimated cost of $1,500, plus additional expenses associated with contacting shareholders who do not vote, which are estimated at $56,000. In addition, the Fund may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The cost of the solicitation will be borne one-half by Munder Holdings and one-half by Comerica.


     As the meeting date approaches, shareholders of the Fund may receive a call from a representative of the Advisor or Altman if the Fund has not yet received their vote. Authorization to permit the Advisor or Altman to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, the Advisor or Altman representative is required to ask the shareholder for the shareholder's full name, address, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received this Proxy Statement in the mail.

     If the shareholder information solicited agrees with the information provided to the Advisor or Altman by the Fund, the Advisor or Altman representative has the responsibility to explain the process, and ask for the shareholder's instructions. The Advisor or Altman representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Advisor or Altman will record the shareholder's instructions. Within 72 hours, the Advisor or Altman will send the shareholder a letter that confirms the shareholder's vote and asks the shareholder to call the Advisor or Altman immediately if the shareholder's instructions are not correctly reflected in the confirmation.

                 FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

     As of July 31, 2006, each of the Trustees and executive officers of the Fund beneficially owned individually, and collectively as a group, less than 1% of the outstanding shares of each class of the Fund.

     For a list of persons or entities that, as of September 1, 2006, owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's shares, please refer to Exhibit F.


     As of September 1, 2006, Comerica Bank held of record approximately 5.50% of the outstanding shares of the Fund as agent or trustee for its customers. In addition, as of September 1, 2006, Comerica Bank had investment and/or voting power with respect to approximately 5.47% of the outstanding shares of the Fund. The Fund has been advised by Comerica Bank that it intends to exercise its discretion to vote all shares over which it has voting power in a manner consistent with its fiduciary responsibilities. Comerica Bank has also advised the Fund that it intends to vote all shares over which it has voting power, including as agent or trustee for its customers, in favor of each Proposal.



     PEPC Trust Company, the trustee/custodian for certain Munder-Funds sponsored retirement accounts, has also advised the Fund that it intends to vote shares of the Fund held in such accounts that have not been otherwise voted in the same proportion as all other shares of the Fund that have been voted.


                                 LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of MST in connection with the Reorganization will be passed upon by Dechert LLP, 1775 I Street, N.W., Washington, DC 20006.

                                   EXHIBIT A

                    FORM OF NEW COMBINED ADVISORY AGREEMENT
                                     AMONG
                        MUNDER CAPITAL MANAGEMENT, LLC,
                             MUNDER SERIES TRUST[,]
                            [MUNDER SERIES TRUST II]
                                      AND
                            THE MUNDER @VANTAGE FUND

  [NOTE: IF PROPOSAL 2 IS APPROVED BY SHAREHOLDERS OF THE FUND, REFERENCES TO
    MUNDER SERIES TRUST II WILL BE REMOVED AND CONFORMING AMENDMENTS MADE.]

     AGREEMENT, made this           day of           , 2006, among Munder Series
Trust ("MST"), on behalf of each of its series, [Munder Series Trust II ("MST II"), on behalf of each of its series,] The Munder @Vantage Fund ("@Vantage"), and Munder Capital Management, LLC ("Advisor"), a Delaware limited liability company.

     WHEREAS, MST is a Delaware statutory trust authorized to issue shares in series[, MST II is a Massachusetts business trust authorized to issues shares in series,] and @Vantage is a Delaware statutory trust and the series of MST set forth in Schedule A, as may be amended from time to time, [the series of MST II set forth in Schedule A, as may be amended from time to time,] and @Vantage are each referred to herein as a "Fund" and, collectively, as the "Funds";

     WHEREAS, MST [is/and MST II are each] registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act");

     WHEREAS, @Vantage is registered as a closed-end management investment company under the 1940 Act;

     WHEREAS, the Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

     WHEREAS, MST [and MST II] entered into a Combined Investment Advisory Agreement with the Advisor dated June 13, 2003 ("2003 Agreement");


     WHEREAS, @Vantage entered into an Investment Advisory Agreement with the Advisor dated August 17, 2000, as amended ("@Vantage Agreement");

     WHEREAS, prior to the termination of the 2003 Agreement and the @Vantage Agreement, the Boards of Trustees of MST[, MST II] and @Vantage and shareholders of each Fund approved this Agreement to become effective following the effectiveness of the change of control of the Advisor; and

     WHEREAS, the 2003 Agreement and the @Vantage Agreement terminated
automatically on           , 2006 as a result of a change of control of the
Advisor;

     NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among MST, [MST II,] @Vantage and the Advisor as follows:

1.  APPOINTMENT

     (a) MST[, MST II] and @Vantage hereby appoint the Advisor to act as investment adviser to the Funds for the periods and on the terms set forth herein. The Advisor accepts the appointment and agrees to furnish the services set forth herein for the compensation provided in Schedule B hereto.

     (b) In the event that MST[, MST II] or @Vantage establishes one or more series other than the Funds listed on Schedule A attached hereto, with respect to which it desires to retain the Advisor to act as investment adviser hereunder, it shall notify the Advisor in writing. If the Advisor is willing to render such services under this Agreement, it shall notify MST[, MST II] or @Vantage, as applicable, in writing whereupon such series shall become a Fund hereunder and shall be subject to the provisions of this Agreement to the same extent as the Funds named herein except to the extent that said provisions (including those relating to the compensation payable by the Fund to the Advisor) are modified with respect to such Fund in writing by MST[, MST II] or @Vantage, as applicable, and the Advisor at that time.

2.  SERVICES AS INVESTMENT ADVISER

     Subject to the general supervision and oversight of the Boards of Trustees of MST[, MST II] and @Vantage (collectively, the "Board"), the Advisor:

     (a) will have overall supervisory responsibility for the general management and investment of each Fund's assets and will provide a program of continuous investment management for each Fund in accordance with each Fund's investment objective and policies as stated in each Fund's prospectus and statement of additional information filed with the Securities and Exchange Commission ("SEC"), as they may be amended from time to time (each a "Prospectus" and, together, the "Prospectuses");

     (b) subject to the approval of the Board, may enter into an agreement with one or more sub-advisors (each a "Sub-Advisor") pursuant to which each Sub-Advisor shall furnish the investment advisory services specified therein in connection with the management of one or more of the Funds as specified therein (each a "Sub-Advisory Agreement" and, collectively, the "Sub-Advisory Agreements"); provided, that any Sub-Advisory Agreement with a Sub-Advisor shall be in compliance with, and approved as required by, the 1940 Act or the rules or regulations thereunder or in accordance with exemptive relief granted by the SEC under the 1940 Act. The Advisor will continue to have ultimate responsibility for all investment advisory services furnished pursuant to any Sub-Advisory Agreement. The Advisor shall be solely responsible for compensating any Sub-Advisor for performing any of the duties and obligations delegated to such Sub-Advisor, provided that the Advisor may request that MST[, MST II] and @Vantage directly pay to the Sub-Advisor the portion of the Advisor's compensation that the Advisor is obligated to pay to the Sub-Advisor. If MST[, MST II] and @Vantage agree to such request, the compensation MST[, MST II] and @Vantage pay to the Advisor shall be reduced by amounts paid directly to any Sub-Advisor. In the event that any Sub-Advisor appointed hereunder is terminated, the Advisor may provide investment advisory services pursuant to this Agreement through its own employees or through another Sub-Advisor as approved by MST[, MST II] and @Vantage.

     (c) will, or will cause the appropriate Sub-Advisor(s) to, invest and reinvest the assets of the Funds by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Funds may purchase, sell, enter into or use;

     (d) will, or will cause the appropriate Sub-Advisor(s) to, determine the portions of each Fund's portfolio to be invested in securities or other assets and uninvested or in cash equivalents;

     (e) will, or will cause the appropriate Sub-Advisor(s) to, oversee the placement of purchase and sale orders on behalf of the Funds;

     (f) will, or will cause the appropriate Sub-Advisor(s) to, employ professional portfolio managers and securities analysts to provide research services to the Funds;

     (g) will, or will cause the appropriate Sub-Advisor(s) to, vote all proxies solicited by or with respect to the issuers of securities in which assets of the Funds may be invested in a manner that complies with the Funds' proxy voting policies and procedures and, in the good faith judgment of the Advisor, best serves the interests of each Fund's shareholders; maintain records of all proxies voted on behalf of the Funds; and provide information to MST[, MST II] or @Vantage or their designated agents in a manner that is sufficiently complete and timely to ensure compliance by MST[, MST II] and @Vantage with their filing obligations under Rule 30b1-4 of the 1940 Act;

     (h) will, or will cause the appropriate Sub-Advisor(s) to, maintain books and records with respect to each Fund's securities transactions;

     (i) will, and will cause each Sub-Advisor to, provide periodic and special reports to the Board, as requested;

     (j) to the extent reasonably requested by the officers of the Funds, will, and will cause each Sub-Advisor to, cooperate with and provide reasonable assistance to other service providers engaged by MST[, MST II] or @Vantage by:
(1) keeping them fully informed as to such matters that they may reasonably deem necessary with respect to the performance of their obligations to the Funds, (2) providing prompt responses to reasonable requests for information or assistance, and (3) establishing appropriate processes to promote the efficient exchange of information; and

     (k) will monitor compliance of each Sub-Advisor with the investment objectives, strategies, policies, limitations and restrictions of any Fund under the management of such Sub-Advisor, and review and report to the applicable Board on the performance of each such Sub-Advisor.

     In providing those services, the Advisor will provide the Funds with ongoing research, analysis, advice and judgments regarding individual investments, general economic conditions and trends and long-range investment policy. In addition, the Advisor will furnish the Funds with whatever statistical information the Funds may reasonably request with respect to the securities that the Funds may hold or contemplate purchasing.

     The Advisor further agrees that, in performing its duties hereunder, it will, and that any Sub-Advisory Agreements it enters into with any Sub-Advisor shall require that the Sub-Advisor will:

     (a) comply in all material respects with (1) the 1940 Act and the Advisers Act and all rules and regulations thereunder, (2) the rules and regulations of the Commodities Futures Trading Commission, (3) the Internal Revenue Code of 1986, as amended ("Code"), (4) the investment objectives, strategies, policies, limitations and restrictions of each Fund as described in the Prospectuses, and (5) all other applicable federal and state law and regulations, and with any applicable procedures adopted by the Board;

     (b) use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

     (c) maintain books and records with respect to each Fund's securities transactions, render to the Board such periodic and special reports as the Board may reasonably request, and keep the Board informed of developments materially affecting each Fund's portfolio;

     (d) make available to the Board, Chief Compliance Officers of MST[, MST II] and @Vantage (each the "CCO") and the Funds' administrator, promptly upon their request, such copies of its investment records and ledgers with respect to each Fund as may be required to assist in their compliance with applicable laws and regulations. As reasonably requested by the Board, the Advisor will complete periodic or special questionnaires and furnish to the Board such periodic and special reports regarding each Fund and the Advisor. In addition, the Advisor will furnish to the Board and, subject to compliance with the Funds' applicable policies regarding disclosure of portfolio holdings, third-party data reporting services all currently available standardized performance information and other customary data;

     (e) make available to the Board at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Board and the Advisor, by telephone, in order to review the investment policies, performance and other matters relating to the management of the Funds;

     (f) make available to the Funds' administrator and, as appropriate, MST[, MST II] or @Vantage, promptly upon its request, such copies of its investment records and ledgers with respect to the Funds as may be required to assist the administrator and MST[, MST II] and @Vantage in their compliance with applicable laws and regulations. The Advisor will furnish the Board with such periodic and special reports regarding the Funds as it may reasonably request;

     (g) use no inside information that may be in its possession or in the possession of any of its affiliates, nor will the Advisor seek to obtain any such information, in providing investment advice to each Fund;

     (h) immediately notify MST, [MST II,] @Vantage and the Board in the event that the Advisor or any of its affiliates becomes aware that the Advisor: (1) is subject to a statutory disqualification that prevents the Advisor from serving as investment adviser pursuant to this Agreement; (2) fail to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Advisor is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (3) is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; or (4) is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or governmental authority, involving the affairs of MST[, MST II] or @Vantage. The Advisor further agrees to notify MST[, MST II] and @Vantage immediately of any material fact known to the Advisor respecting or relating to the Advisor that is not contained in any Registration Statement regarding the Funds, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Advisor will promptly notify MST, [MST II,] @Vantage and the Board if its chief executive officer or any member of the portfolio management team for any Fund changes or there is otherwise an actual change in control or management of the Advisor;

     (i) not disclose information regarding Fund characteristics, trading history, portfolio holdings or any other related information to any third party, except in compliance with the Funds' policies on disclosure of portfolio holdings;

     (j) provide MST, [MST II,] @Vantage or the Board with such information and assurances (including certifications and sub-certifications) as MST, [MST II,] @Vantage or the Board may reasonably request from time to time in order to assist MST, [MST II,] @Vantage or the Board in complying with applicable laws, rules and regulations, including requirements in connection with the preparation and/or filing of the Funds' Form N-CSRs and Form N-Qs;

     (k) assist as requested in determining the fair value of portfolio securities when market quotations are not readily available (including making knowledgeable personnel of the Advisor available for discussions with the Board and/or any fair valuation committee appointed by the Board upon reasonable request, obtaining bids and offers or quotes from broker-dealers or market-makers with respect to securities held by the Funds and providing information upon request on valuations the Advisor has determined of securities also held by other clients of the Advisor), for the purpose of calculating each Fund's net asset value in accordance with the procedures and methods established by the Board; and

     (l) meet with the Board to explain its activities at such times and places as the Board may reasonably request.

     The Advisor will also make available, without additional expense to the Funds, the service of the Advisor's directors, officers and employees to be duly elected or appointed officers of MST[, MST II] and @Vantage, subject to their individual consent to serve and to any limitations imposed by laws, rules or regulations.

3.  DOCUMENTS

     MST[, MST II] and @Vantage have each delivered properly certified or authenticated copies of each of the following documents to the Advisor and will deliver to it all future amendments and supplements thereto, if any:

     (a) certified resolution of the Board authorizing the appointment of the Advisor and approving the form of this Agreement; and

     (b) the Prospectuses and any exhibits, powers of attorneys, certificates and any and all other documents relating to or filed in connection with the Prospectuses.

4.  BROKERAGE

     The Advisor may place orders pursuant to its investment determinations for each of the Funds directly with the issuers of the securities, or with any broker or dealer. The Advisor may open and maintain brokerage accounts of all types on behalf of and in the name of the Funds. The Advisor may enter into standard customer agreements with brokers and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts as the Advisor deems desirable or appropriate. In selecting brokers or dealers to execute transactions on behalf of the Funds, the Advisor will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Advisor will consider all factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, the Advisor is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided to the Funds and/or other accounts over which the Advisor or its affiliates exercise investment discretion. The parties hereto acknowledge that it is desirable for MST[, MST II] and @Vantage that the Advisor have access to supplemental investment and market research and security and economic analysis provided by broker-dealers who may execute brokerage transactions at a higher cost to the Funds than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Advisor may cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds. It is understood that the services provided by such brokers may be useful to the Advisor in connection with the Advisor's services to other clients. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder and subject to any other applicable laws and regulations, the Advisor and its affiliates are authorized to effect portfolio transactions for the Funds and to retain brokerage commissions on such transactions. The Advisor may, but shall not be obligated to, aggregate or bunch orders for the purchase or sale of securities for the Funds with orders for its other clients where: (1) such aggregation or bunching of order is not inconsistent with a Fund's investment objectives, policies and procedures, (2) the allocation of the securities so purchased or sold, as well as the expenses incurred in any such transaction, shall be made by the Advisor in a manner that is fair and equitable in the judgment of the Advisor, and (3) the Advisor shall be cognizant of its fiduciary obligations to the Funds and each of its other clients and shall enter into such transactions only where the rights of each client are considered and protected. To the extent that the Advisor retains one or more Sub-Advisors, the Advisor shall monitor reasonably the use by each such Sub-Advisor of brokers and dealers to execute trades in securities on behalf of the Funds.

5.  RECORDS

     (a) The Advisor agrees to maintain and to preserve for the periods prescribed under the 1940 Act any such records as are required to be maintained by the Advisor with respect to the Funds by the 1940 Act. The Advisor further agrees that all records which it maintains for the Funds are the property of the Funds and it will promptly surrender any of such records upon request.

     (b) The Advisor shall make all filings with the SEC required of it pursuant to Section 13 of the 1934 Act with respect to its duties as are set forth herein. The Advisor also shall make all required filings on Forms 13D and 13G (as well as other filings triggered by ownership in securities under other applicable laws, rules and regulations) as may be required of the Funds due to the activities of the Advisor. The Advisor shall coordinate with MST[, MST II] and @Vantage, as appropriate, with respect to the making of such filings.

6.  STANDARD OF CARE

     The Advisor shall exercise its best judgment in rendering the services under this Agreement. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund or the Funds' shareholders in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Advisor against any liability to a Fund or to its shareholders to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Advisor's reckless disregard of its obligations and duties under this Agreement. As used in this Section 6, the term "Advisor" shall include any officers, directors, employees, or other affiliates of the Advisor performing services with respect to a Fund.

7.  COMPENSATION

     In consideration of the services rendered pursuant to this Agreement, each Fund will pay the Advisor a fee as set forth on Schedule B attached hereto. The fee shall be computed and accrued daily and payable daily. For purposes of determining fees payable in this manner, the value of a Fund's daily net assets shall be computed at the times and in the manner specified in the Fund's Prospectuses.

8.  EXPENSES

     (a) The Advisor will bear all expenses in connection with the performance of its services under this Agreement and will bear the costs and expenses payable to Sub-Advisors under the Sub-Advisory Agreements.

     (b) The Advisor shall bear all reasonable expenses of MST[, MST II] and @Vantage, if any, arising out of an assignment or change in control of the Advisor. In the event that there is a proposed change in control of the Advisor that would act to terminate this Agreement, and if a vote of shareholders to approve a new advisory agreement is at that time deemed by counsel to MST[, MST II] and/or @Vantage to be required by the 1940 Act or any rule or regulation thereunder, the Advisor agrees to assume all reasonable costs associated with soliciting shareholders of the Funds to approve any such new advisory agreement with the Advisor. Such expenses include the costs of preparation and mailing of a proxy statement, and of soliciting proxies.

     (c) Except to the extent expressly assumed by the Advisor or required under applicable laws, rules and regulations to be paid, assumed or reimbursed by the Advisor, each Fund will bear certain other expenses to be incurred in its operation, including: taxes; interest; brokerage fees and commissions, if any; fees of the members of its Board who are not officers, directors or employees of the Advisor or any Sub-Advisor; SEC fees and state blue sky fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; charges of independent pricing services, costs of preparing and printing Prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers and the members of the Board; and any extraordinary expenses.

9.  SERVICES TO OTHER COMPANIES OR ACCOUNTS

     The investment advisory services of the Advisor to the Funds under this Agreement are not to be deemed exclusive, and the Advisor, or any affiliate thereof, shall be free to render similar services to other investment companies and clients (whether or not their investment objective and policies are similar those of a Fund) and to engage in activities so long as its services hereunder are not impaired thereby. If the Advisor provides any advice to its clients concerning investment in the shares of a Fund, the

Advisor shall act solely for such clients in that regard and not in any way on behalf of MST, [MST II,] @Vantage or the Funds.

10.  COMPLIANCE MATTERS

     (a) The Advisor understands and agrees that it is a "service provider" to MST[, MST II] and @Vantage as contemplated by Rule 38a-1 under the 1940 Act. As such, the Advisor agrees to cooperate fully with MST[, MST II] and @Vantage and their Trustees and officers, including the CCO, with respect to (1) any and all compliance-related matters, and (2) the efforts of MST[, MST II] and @Vantage to assure that each of their service providers adopt and maintain policies and procedures that are reasonably designed to prevent violation of the "federal securities laws", as that term is defined by Rule 38a-1, by MST, [MST II,] @Vantage and the Advisor. In this regard, the Advisor shall:

          (1) submit to the Board for its consideration and approval, prior to the effective date of this Agreement, the Advisor's applicable compliance policies and procedures;

          (2) submit to the Board for its consideration and approval, annually (and at such other times as MST[, MST II] and @Vantage may reasonably request), a report ("Report") fully describing any material amendments to the Advisor's applicable compliance policies and procedures since the most recent Report;

          (3) provide periodic reports discussing the Advisor's compliance program and special reports in the event of material compliance matters;

          (4) permit MST, [MST II,] @Vantage and their Trustees and officers to become familiar with the Advisor's operations and understand those aspects of the Advisor's operations that may expose MST[, MST II] and @Vantage to compliance risks or lead to a violation by MST, [MST II,] @Vantage or the Advisor of the federal securities laws;

          (5) permit MST, [MST II,] @Vantage and their Trustees and officers to maintain an active working relationship with the Advisor's compliance personnel by, among other things, providing the CCO and other officers with a specified individual within the Advisor's organization to discuss and address compliance-related matters;

          (6) provide MST, [MST II,] @Vantage and their Trustees and officers, including the CCO, with such certifications as may be reasonably requested; and

          (7) reasonably cooperate with any independent registered public accounting firm engaged by MST[, MST II] or @Vantage and shall take all reasonable action in the performance of its obligations under this Agreement to assure that access to all reasonably necessary information and the appropriate personnel are made available to such independent registered public accounting firm, to support the expression of the independent registered public accounting firm's opinion and their review of the appropriate internal controls and operations, as such may be required from time to time.

     (b) The Advisor represents, warrants and covenants that it has implemented and shall maintain a compliance program that complies with the requirements of Rule 206(4)-7 under the Advisers Act.

11.  DURATION AND TERMINATION

     (a) Current Funds. This Agreement shall be effective immediately following the effective time on the effective date of the change of control of the Advisor with respect to the Funds listed on Schedule A as of that date ("Current Funds"). For each Current Fund, this Agreement shall continue in effect from the effective date hereof, unless sooner terminated, as provided herein, through June 30, 2007 and shall continue year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the members of the relevant Board or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Current Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the relevant Board who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

     (b) New Funds. With respect to any Fund that is not a Current Fund ("New Fund"), this Agreement shall become effective on such date as determined by the relevant Board, provided that with respect to any New Fund, this Agreement shall not take effect unless it has been approved (a) by a vote of a majority of the members of the Board, including a majority of those Board members who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of that New Fund's outstanding voting securities and shall continue in effect with respect to the New Fund, unless sooner terminated, as provided herein, for two years from the initial approval date for each New Fund and shall continue from year to year thereafter, provided each continuance is specifically approved at least annually by (i) the vote of a majority of the members of the relevant Board or (ii) a vote of a "majority" (as defined in the 1940 Act) of the New Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the members of the relevant Board who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

     (c) Termination. This Agreement is terminable with respect to the Funds, or any Fund, without penalty, on sixty (60) days' written notice by the relevant Board or Boards or by vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the affected Funds or upon ninety (90) days' written notice by the Advisor. Termination of this Agreement with respect to any given Fund, shall in no way affect the continued validity of this Agreement or the performance thereunder with respect to any other Fund. This Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

12.  CONFIDENTIAL INFORMATION

     Each party agrees that it will treat confidentially all information provided by any other party regarding such other parties' businesses and operations, including without limitation the investment activities or holdings of each Fund. All confidential information provided by a party hereto shall not be disclosed to any unaffiliated third party without the prior consent of the providing party; however, a Fund's portfolio holdings information may be disclosed in a manner consistent with the policies and procedures adopted by the Board regarding its dissemination. The foregoing shall not apply to any information that is public when provided or thereafter becomes public through no wrongful act of the recipient or which is required to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable laws, rules or regulations.

13.  AMENDMENT

     No provision of this Agreement shall be changed, waived or discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to any exemptive relief granted by the SEC, no material amendment of this Agreement with respect to any Fund shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of that Fund (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff), and (ii) a majority of the members of the Board, including a majority of Board members who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

14.  USE OF NAME

     It is understood that the name of Munder Capital Management, LLC or any derivative thereof or logo associated with that name is the valuable property of the Advisor and its affiliates, and that MST, [MST II,] @Vantage and each Fund have the right to use such name (or derivative or logo) only so long as this Agreement shall continue with respect to a given Fund. Upon termination of this Agreement or upon termination of this Agreement with respect to a given Fund, MST, [MST II,] or @Vantage, as appropriate, and any affected Fund shall forthwith cease to use such name (or derivative or logo) and MST, [MST II,] or @Vantage, as appropriate, shall promptly amend its charter documents to change the Fund name to comply herewith.

15.  SEPARATE AGREEMENTS

     The parties affirm and agree that this Agreement shall be enforced as a separate agreement as between the Advisor and each of MST[, MST II] and @Vantage. Nothing in this Agreement shall be interpreted to combine or collectively enjoin any of MST[, MST II] or @Vantage. For all purposes, this Agreement shall be considered and interpreted as individual agreements between the Advisor and each of MST[, MST II] and @Vantage.

16.  MISCELLANEOUS

     (a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof.

     (b) Titles or captions of sections in this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions thereof.

     (c) This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

     (d) This Agreement and the rights and obligations of the parties hereunder shall be governed by, and interpreted, construed and enforced in accordance with the laws of the State of Michigan.

     (e) If any provisions of this Agreement or the application thereof to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstance, other than these as to which it so determined to be invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

     (f) Notices of any kind to be given to the Advisor by MST[, MST II] or @Vantage shall be in writing and shall be duly given if mailed or delivered to the Advisor at 480 Pierce Street, Birmingham, Michigan 48009, or at such other address or to such individual as shall be specified by the Advisor. Notices of any kind to be given to MST[, MST II] or @Vantage by the Advisor shall be in writing and shall be duly given if mailed or delivered to 480 Pierce Street, Birmingham, Michigan 48009, or at such other address or to such individual as shall be specified by MST[, MST II] and @Vantage.

     [(g) With respect to MST II, the words "Munder Series Trust II" and "Trustees" or "Board of Trustees" used or implied herein refer respectively to the trust created and the Trustees, as trustees of MST II, but not individually or personally acting from time to time under the Declaration of Trust, which is hereby referred to and a copy of each is on file at the office of the Secretary of The Commonwealth of Massachusetts and at the principal office of MST II.]

     [(h) With respect to MST II, the obligations of "Munder Series Trust II" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents of MST II are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of MST II personally, but bind only the trust's property, and all persons dealing with any series or class of shares of MST II must look solely to MST II property belonging to such series or class for the enforcement of any claims against the MST II.]

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first set forth above.

                                       MUNDER SERIES TRUST
                                       [MUNDER SERIES TRUST II]
                                       THE MUNDER @VANTAGE FUND

                                       By:

       -------------------------------------------------------------------------
                                          Name:
                                          Title:

                                       MUNDER CAPITAL
                                       MANAGEMENT, LLC

                                       By:

       -------------------------------------------------------------------------
                                          Name:
                                          Title:

                                   SCHEDULE A

                             AS OF           , 2006


MUNDER SERIES TRUST
Institutional Money Market Fund
Liquidity Money Market Fund
Munder Asset Allocation Fund -- Balanced
Munder Bond Fund
Munder Cash Investment Fund
Munder Energy Fund
[Munder Healthcare Fund]*
Munder Index 500 Fund
Munder Intermediate Bond Fund
Munder International Bond Fund
Munder International Equity Fund
Munder Internet Fund
Munder Large-Cap Core Growth Fund
Munder Large-Cap Value Fund
Munder Micro-Cap Equity Fund
Munder Mid-Cap Core Growth Fund
Munder Real Estate Equity Investment Fund
Munder S&P MidCap Index Equity Fund
Munder S&P SmallCap Index Equity Fund
Munder Small-Cap Value Fund
Munder Small-Mid Cap Fund
Munder Tax-Free Money Market Fund
Munder Tax-Free Short & Intermediate Bond Fund
Munder Technology Fund
[MUNDER SERIES TRUST II]*
[Munder Healthcare Fund]*
THE MUNDER @VANTAGE FUND


------------------------------------
* Munder Series Trust II, on behalf of its series, Munder Healthcare Fund, is currently seeking the approval shareholders of that Fund with respect to an Agreement and Plan of Reorganization and Redomiciliation ("Agreement and Plan") that contemplates the reorganization and redomiciliation of that Fund as a series of Munder Series Trust. If that Agreement and Plan is approved and the transaction closes prior to the effective date of this Agreement, then all references to "Munder Series Trust II" and "MST II" will be removed from this Agreement.

                                   SCHEDULE B
                             AS OF           , 2006


                                 ANNUAL FEES (AS A PERCENTAGE OF DAILY NET ASSETS)
                                 -------------------------------------------------
Institutional Money Market Fund  0.20%
Liquidity Money Market Fund      0.20%
Munder Balanced Fund             0.65%
Munder Bond Fund                 0.50% of the first $1 billion of average daily
                                 net assets; and 0.45% of average daily net assets
                                 in excess of $1 billion
Munder Cash Investment Fund      0.35%
Munder Energy Fund               0.75%
Munder Healthcare Fund           1.00% of the first $100 million of average daily
                                 net assets; 0.90% of the next $100 million; 0.85%
                                 of the next $50 million; and 0.75% of average
                                 daily net assets in excess of $250 million
Munder Index 500 Fund            0.20% of the first $250 million of average daily
                                 net assets; 0.12% of the next $250 million; and
                                 0.07% of average daily net assets in excess of
                                 $500 million
Munder Intermediate Bond Fund    0.50% of the first $1 billion of average daily
                                 net assets; and 0.45% of average daily net assets
                                 in excess of $1 billion
Munder International Bond Fund   0.50%
Munder International Equity      0.75%
  Fund
Munder Internet Fund             1.00% of the first $1 billion of average daily
                                 net assets; and 0.85% of average daily net assets
                                 in excess of $1 billion
Munder Large-Cap Core Growth     0.75% of the first $1 billion of average daily
  Fund                           net assets; 0.725% of the next $1 billion; and
                                 0.70% of average daily net assets in excess of $2
                                 billion

                                 ANNUAL FEES (AS A PERCENTAGE OF DAILY NET ASSETS)
                                 -------------------------------------------------
Munder Large-Cap Value Fund      0.75% of the first $100 million of average daily
                                 net assets; and 0.70% of average daily net assets
                                 in excess of $100 million
Munder Micro-Cap Equity Fund     1.00%
Munder Mid-Cap Core Growth Fund  0.75%
Munder Real Estate Equity        0.74%
  Investment Fund
Munder S&P MidCap Index Equity   0.15%
  Fund
Munder S&P SmallCap Index        0.15%
  Equity Fund
Munder Small-Cap Value Fund      0.75%
Munder Small-Mid Cap Fund        0.75%
Munder Tax-Free Money Market     0.35%
  Fund
Munder Tax-Free Short &          0.50% of the first $200 million of average daily
  Intermediate Bond Fund         net assets; and 0.40%
                                 of average daily net assets in excess of $200
                                 million
Munder Technology Fund           1.00% of the first $300 million of average daily
                                 net assets; 0.90% of the next $700 million; and
                                 0.80% of average daily net assets in excess of $1
                                 billion
The Munder @Vantage Fund         1.75%

                                   EXHIBIT B

                         FORM OF AGREEMENT AND PLAN OF
                       REORGANIZATION AND REDOMICILIATION
                               [BETWEEN] [AMONG]
                             MUNDER SERIES TRUST[,]
                                     [AND]
                             MUNDER SERIES TRUST II
                                     [AND]
                         MUNDER CAPITAL MANAGEMENT, LLC

     THIS AGREEMENT AND PLAN OF REORGANIZATION AND REDOMICILIATION ("Agreement")
is made as of this           day of           , 2006, by and among Munder Series
Trust, a Delaware statutory trust ("MST"), with its principal place of business at 480 Pierce Street, Birmingham, Michigan 48009, on behalf of its separate series, Munder Healthcare Fund ("Acquiring Fund"), Munder Series Trust II, a Massachusetts business trust ("MST II"), with its principal place of business at 480 Pierce Street, Birmingham, Michigan 48009, on behalf of its separate series, Munder Healthcare Fund ("Acquired Fund") and, solely for purposes of paragraph
10.2 hereof, Munder Capital Management, LLC.

     WHEREAS, the Acquired Fund and Acquiring Fund are each series of separate open-end, management investment companies registered pursuant to the Investment Company Act of 1940, as amended ("1940 Act");

     WHEREAS, the Acquiring Fund has been organized to hold the assets of the corresponding Acquired Fund and the Acquiring Fund has had no assets and has carried on no business activities prior to the date first shown above and will have had no assets and will have carried on no business activities prior to the consummation of the transaction described herein;

     WHEREAS, the following chart shows the Acquiring Fund and its classes of shares of beneficial interest ("Acquiring Fund Shares") and the corresponding Acquired Fund with its classes of shares of beneficial interest ($0.001 par value per share) ("Acquired Fund Shares"):

-------------------------------------------------------------------
           Acquiring Fund,                   Acquired Fund,
      a series of Munder Series        a series of Munder Series
                Trust                           Trust II
     (a Delaware statutory trust)      (a Massachusetts business
                                                 trust)
-------------------------------------------------------------------
        Munder Healthcare Fund           Munder Healthcare Fund
    Class A, B, C, K, R & Y shares   Class A, B, C, K, R & Y shares
-------------------------------------------------------------------

     WHEREAS, throughout this Agreement, the term Acquiring Fund Shares should be read to include each class of shares of the Acquiring Fund and each reference to Acquiring Fund Shares in connection with the Acquired Fund should be read to include each class of the particular Acquiring Fund that corresponds to the Acquired Fund; and

     WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code");

     WHEREAS, the reorganization, redomiciliation and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for the Acquiring Fund Shares, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein ("Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement;

     WHEREAS, following the Reorganization, MST II will deregister as an investment company in accordance with the rules and regulations of the Securities and Exchange Commission ("Commission");

     WHEREAS, following the effective date of its deregistration, MST II shall voluntarily dissolve in accordance with Massachusetts law and the terms of its Declaration of Trust;

     WHEREAS, the Board of Trustees of MST ("MST Board") has determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders; and

     WHEREAS, the Board of Trustees of MST II ("MST II Board") has determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the requisite approval of the Acquired Fund's shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, MST II, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and MST, on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares corresponding to each class of the Acquired Fund as of the time and date set forth in paragraph 3.1; and (b) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.2. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 ("Closing Date").

     1.2 The property and assets of MST II, attributable to the Acquired Fund, to be sold, assigned, conveyed, transferred and delivered to and acquired by MST, on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Acquired Fund, including, without limitation, all rights, receivables (including dividend, interest and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, goodwill and other intangible property, any deferred or prepaid expenses and all interests, rights, privileges and powers (collectively, the "Assets"). MST, on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (as defined in paragraph 2.1) (collectively "Liabilities"). The Acquired Fund will sell, assign, convey, transfer and deliver to MST, on behalf of the Acquiring Fund, any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to MST, on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund, acquired by MST, on behalf of the Acquiring Fund.

     1.3 Immediately upon delivery to the Acquired Fund of the Acquiring Fund Shares, MST II, on behalf of the Acquired Fund, as the then sole shareholder of the Acquiring Fund, shall approve (a) the advisory agreement previously approved by the Acquired Fund Shareholders (as defined in paragraph 1.4), at the meeting described in paragraph 5.2, (b) the distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, with respect to each class of shares of the Acquiring Fund, previously approved by the Acquired Fund Shareholders (as defined in paragraph 1.4), at the meeting described in paragraph 5.2, and (c) any other matter for which shareholder approval is required.

     1.4 Immediately following the actions contemplated by paragraph 1.3, MST II, on behalf of the Acquired Fund, will (a) distribute to its shareholders of record with respect to each class of Acquired Fund Shares as of the Closing as defined in paragraph 3.1 ("Acquired Fund Shareholders"), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by MST II, on behalf of the Acquired Fund, pursuant to paragraph 1.1 and (b) completely liquidate and dissolve in accordance with applicable Massachusetts law. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of each class of Acquiring Fund Shares to be so credited to each corresponding class of Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund.

The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's Transfer Agent, as defined in paragraph 3.3.

     1.6 Any regulatory reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, or other documents with the Commission, any state securities commission or any other relevant regulatory authority (but excluding the filing of any tax returns), is and shall remain the responsibility of MST II, on behalf of the Acquired Fund.

     1.7 As promptly as practicable following the Reorganization of the Acquired Fund, MST II will take all necessary action to effect its deregistration as an investment company in accordance with the rules and regulations of the Commission and shall subsequently voluntarily dissolve in accordance with the requirements of Massachusetts law.

2.  VALUATION

     2.1 The value of the Assets and the amount of the Liabilities of the Acquired Fund shall be determined as of the time for calculation of its net asset value as set forth in the then-current prospectus for the Acquired Fund, and after the declaration of any dividends by the Acquired Fund on the Closing Date (such time and date being hereinafter called the "Valuation Date"), computed using the valuation procedures established by the MST II Board.

     2.2 All computations of value shall be made by the fund accountant for the Acquired Fund.

3.  CLOSING AND CLOSING DATE

     3.1 Subject to the terms and conditions set forth herein, the Closing Date shall be December 15, 2006, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement ("Closing") shall be deemed to take place simultaneously as of the "close of business" on the Closing Date unless otherwise agreed to by the parties. The "close of business" on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on the date as the Acquired Fund's net asset value is calculated in accordance with paragraph 2.1 and after the declaration of any dividends. The Closing shall be held at the offices of MST II or at such other time and/or place as the parties may agree.

     3.2 MST II shall direct State Street Bank and Trust Company ("Custodian") to transfer ownership of the Assets from the accounts of the Acquired Fund that the Custodian maintains as custodian for the Acquired Fund to the accounts of the Acquiring Fund that the Custodian maintains as custodian for the Acquiring Fund and to deliver to MST, at the Closing, a certificate of an authorized officer stating that (a) the Assets of the Acquired Fund have been so transferred to the Acquiring Fund as of the Closing Date, and (b) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable Federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3 MST II shall direct PFPC, Inc., in its capacity as transfer agent for the Acquired Fund ("Transfer Agent"), to deliver to MST at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of each outstanding class of Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.3 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of either the MST Board or the MST II Board, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable (in the judgment of the MST II Board with respect to the Acquired Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.  REPRESENTATIONS AND WARRANTIES

     4.1 Except as has been fully disclosed to MST in Schedule 4.1 of this Agreement, MST II, on behalf of the Acquired Fund, represents and warrants to MST and the Acquiring Fund as follows:

          (a) The Acquired Fund is duly organized as a series of MST II, which is a business trust duly established, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under MST II's Declaration of Trust, as amended ("MST II Charter"), to own all of its Assets and to carry on its business as it is being conducted as of the date hereof.

          (b) MST II is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Fund each class of Acquired Fund Shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect.

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act and state securities laws.

          (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (e) On the Valuation Date, MST II, on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, MST, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

          (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement by MST II, on behalf of the Acquired Fund, will not result, in (i) any material violation of Massachusetts law, the MST II Charter, MST II's by-laws or any agreement, indenture, instrument, contract, lease or other undertaking to which MST II, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which MST II, on behalf of the Acquired Fund, is a party or by which it is bound.

          (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, contracts listed on Schedule 4.1 and certain investment contracts, including options, futures, swaps and forward contracts will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Fund's knowledge, the other party thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder.

          (h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to MST II's knowledge, threatened against MST II, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund's business. MST II, on behalf of the Acquired Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or MST II's ability to consummate the transactions herein contemplated on behalf of the Acquired Fund.

          (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 2006 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

          (j) Since June 30, 2006, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund's liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change.

          (k) The Acquired Fund is a separate fund of MST II within the meaning of Section 851(g) of the Code.

          (l) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all taxes required to be paid by the Acquired Fund (whether or not shown or required to be shown as due on any return) shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Fund's knowledge, no such return shall be under audit and no additional assessment of any tax shall have been proposed or asserted by any governmental authority with respect to the Acquired Fund.

          (m) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date.

          (n) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by MST II and have been offered and sold in any state, territory or the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable Federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares.

          (o) The execution, delivery and performance of this Agreement and transaction contemplated herein has been duly authorized by all necessary action, if any, on the part of the MST II Board, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of MST II, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          (p) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

          (q) The provisions of the Proxy Statement (as defined in paragraph 5.2) insofar as it relates to the Acquired Fund, will, on the effective date of the Proxy Statement and at all times prior to the conclusion of the shareholder meeting to which the Proxy Statement relates, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading, (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein), and

(ii) comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     4.2 Except as has been fully disclosed to MST II in Schedule 4.2 to this Agreement, MST, on behalf of the Acquiring Fund, represents and warrants to MST II and the Acquired Fund as follows:

          (a) The Acquiring Fund is duly established as a series of MST, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware with the power under MST's Declaration of Trust ("MST Charter") to own all of the Assets of the Acquired Fund and to carry on its business as contemplated by this Agreement.

          (b) MST is a registered open-end management investment company and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund and each class of Acquiring Fund Shares under the 1933 Act will be in full force and effect as of the Closing Date.

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws.

          (d) The current prospectus and statement of additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by MST, on behalf of the Acquiring Fund, will not result, in (i) any material violation of Delaware law, the MST Charter, MST's by-laws or any agreement, indenture, instrument, contract, lease or other undertaking to which MST, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which MST, on behalf of the Acquiring Fund, is a party or by which it is bound.

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to MST's knowledge, threatened against MST, with respect to the Acquiring Fund or any of the Acquiring Fund's properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. MST, on behalf of the Acquiring Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or MST's ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

          (g) To the best knowledge of the Acquiring Fund, the Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company from and including the taxable year that includes the Closing Date and will be eligible to, and will, compute its Federal income tax under Section 852 of the Code.

          (h) Upon consummation of the Reorganization, all issued and outstanding Acquiring Fund Shares will be duly and validly issued and outstanding, fully paid and non-assessable by MST and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable Federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

          (i) The execution, delivery and performance of this Agreement and the transactions contemplated herein has been duly authorized by all necessary action, if any, on the part of the MST Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of MST, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles.

          (j) The information to be furnished by MST, on behalf of the Acquiring Fund, for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto.

          (k) As of the date first shown above and prior to the Closing Date, the Acquiring Fund will have carried on no business activity and will have had no assets or liabilities.

          (l) The Acquiring Fund is a separate fund of MST within the meaning of Section 851(g) of the Code.

5.   COVENANTS

     5.1 The Acquired Fund will operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2 MST II will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. MST II will, on behalf of the Acquired Fund, prepare, file with the Commission, and deliver to the Acquired Fund Shareholders in connection with such meeting, a proxy statement on
Schedule 14A ("Proxy Statement") in compliance in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder.

     5.3 The Acquiring Fund Shares to be acquired by the Acquired Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

     5.4 MST II, on behalf of the Acquired Fund, will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

     5.5. Subject to the provisions of this Agreement, MST, on behalf of the Acquiring Fund, and MST II, on behalf of the Acquired Fund, will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6. MST, on behalf of the Acquiring Fund, will provide the Acquired Fund with information reasonably necessary for the preparation of the Proxy Statement in compliance with the 1934 Act and 1940 Act and the rules and regulations thereunder.

     5.7 Each of MST, on behalf of the Acquiring Fund, and MST II, on behalf of the Acquired Fund, will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.8 MST II, on behalf of the Acquired Fund, will, from time to time, as and when reasonably requested by MST, on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as MST, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) MST II's title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) MST's, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

     5.9 MST, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to operate after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of MST II, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at MST II's election, to the performance by MST, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions with respect to the Acquired Fund:

     6.1. All representations and warranties of MST, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     6.2. MST, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by MST, on behalf of the Acquiring Fund, on or before the Closing Date.

     6.3. MST, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of MST, on behalf of the Acquiring Fund, by MST's President or Vice President and its

Treasurer or Assistant Treasurer, in a form reasonably satisfactory to MST II and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2, and as to such other matters as MST II shall reasonably request.

     6.4. MST II, on behalf of the Acquired Fund, and MST, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

     6.5. MST, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities of the Acquired Fund and all such other agreements and instruments as MST II may reasonably deem necessary or desirable in order to vest in and confirm (a) such Acquired Fund's title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) MST's assumption of all of the Liabilities and to otherwise to carry out the intent and purpose of this Agreement.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of MST, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at MST's election, to the performance by MST II, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions with respect to the Acquiring Fund:

     7.1. All representations and warranties of MST II, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

     7.2. MST II, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by MST II, on behalf of the Acquired Fund, on or before the Closing Date.

     7.3. MST II shall have delivered to the Acquiring Fund a statement of the Acquired Fund's Assets and Liabilities, as of the Closing Date, certified by the Treasurer of MST II.

     7.4. MST II, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of MST II, on behalf of the Acquired Fund, by MST II's President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to MST and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2, and as to such other matters as MST shall reasonably request.

     7.5 MST II, on behalf of the Acquired Fund, and MST, on behalf of the Acquiring Fund, shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to MST II, on behalf of the Acquired Fund, or MST, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the MST II Charter, MST II's by-laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to MST. Notwithstanding anything herein to the contrary, neither MST nor MST II may waive the conditions set forth in this paragraph 8.1.

     8.2 On the Closing Date, no court or governmental agency of competent jurisdiction shall have issued any order that remains in effect and that retrains or enjoins MST II, with respect to the Acquired Fund, or MST, with respect to the Acquiring Fund, from completing the transactions contemplated by this Agreement.

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by MST or MST II to permit consummation, in all material respects, of the transactions contemplated with respect to the Acquiring Fund or the Acquired Fund hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

     8.4 The registration statement with respect to the Acquiring Fund Shares shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending.

     8.5 The parties shall have received the opinion of counsel to MST II substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to MST II of representations it shall request of MST and MST II. Notwithstanding anything herein to the contrary, neither MST nor MST II may waive the condition set forth in this paragraph 8.5.

9.   INDEMNIFICATION

     9.1. MST, out of the Acquiring Fund's assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless MST II and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by MST, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by MST or its Trustees or officers prior to the Closing Date, provided that such indemnification by MST is not (i) in violation of applicable law or
(ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

     9.2 MST II, out of the Acquired Fund's assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless MST and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by MST II, on behalf the Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by MST II or its Trustees or officers prior to the Closing Date, provided that such indemnification by MST II is not (i) in violation of applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10. BROKERAGE FEES AND EXPENSES

     10.1 MST, on behalf of the Acquiring Fund, and MST II, on behalf of the Acquired Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     10.2 The expenses relating to the Reorganization will be principally paid by, or caused to be paid by, Munder Capital Management, LLC, however to the extent that obtaining shareholder approval of the Reorganization at a meeting of the shareholders of the Acquired Fund contemplated by Section 5.2 requires proxy solicitation beyond the date of such meeting (or any adjournments or postponements thereof) at which shareholder approval of a new combined advisory agreement with Munder Capital Management, LLC is obtained, the Acquired Fund will bear such additional expenses. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, preparation of the Proxy Statement, printing and distributing the Proxy Statement, legal fees, accounting fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     11.1 MST and MST II agree that neither party has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

     11.2 The covenants to be performed after the Closing by both MST and MST II, and the obligations of MST, on behalf of the Acquiring Fund, in Section 9, shall survive the Closing. All other representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing.

12. TERMINATION

     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the either the Board of Trustees of MST or the Board of Trustees of MST II, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively.

13. AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of MST and MST II; provided, however, that following the meeting of the shareholders of the Acquired Fund called by MST II pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to each corresponding class of Acquired Fund Shareholders, under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed to MST and MST II, 480 Pierce Street, Birmingham, MI 48009, attn: Stephen J. Shenkenberg, in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, DC 20006, attn: Jane A. Kanter.

15. HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

     15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

     15.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     15.4 The obligations of MST II with respect to the Acquired Fund entered into in the name or on behalf of MST II by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of MST II personally, but bind only the assets of MST II belonging to the Acquired Fund, and all persons dealing with any series or funds of MST II must look solely to the assets of MST II belonging to such series or fund for the enforcement of any claims against MST II.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer.

MUNDER SERIES TRUST, ON BEHALF OF ITS SERIES, MUNDER HEALTHCARE FUND

BY:
---------------------------------
     NAME:
     TITLE:

MUNDER SERIES TRUST II, ON BEHALF OF ITS SERIES, MUNDER HEALTHCARE FUND

BY:
---------------------------------
     NAME:
     TITLE:

MUNDER CAPITAL MANAGEMENT, LLC, SOLELY WITH RESPECT TO PARAGRAPH 10.2

BY:
---------------------------------
     NAME:
     TITLE:

                                   EXHIBIT C

                           MANAGEMENT OF THE ADVISOR

     The following table sets forth the executive officers and general partners of the Advisor, their business addresses and their principal occupation or business as of August 3, 2006.

NAME AND BUSINESS ADDRESS*                     PRINCIPAL OCCUPATION/BUSINESS
--------------------------                 -------------------------------------
GENERAL PARTNERS
Munder Group LLC                           General partner of the Advisor;
                                           Entity through which the Advisor's
                                           employees hold their beneficial
                                           interest in the Advisor

WAM Holdings, Inc.                         General partner of the Advisor;
c/o Comerica Incorporated                  Holding company through which
500 Woodward Avenue, 33rd Floor            Comerica indirectly holds its
Detroit, MI 48226                          beneficial interest in the Advisor

WAM Holdings II, Inc.                      General partner of the Advisor;
c/o Comerica Incorporated                  Holding company through which
500 Woodward Avenue, 33rd Floor            Comerica indirectly holds its
Detroit, MI 48226                          beneficial interest in the Advisor


EXECUTIVE OFFICERS

Dennis J. Mooradian                        Chief Executive Officer of the
                                           Advisor; Executive Vice President,
                                           Wealth & Institutional Management of
                                           Comerica

John S. Adams                              President and Chief Investment
                                           Officer of the Advisor; President and
                                           Principal Executive Officer of the
                                           Trust, MST and @Vantage

Peter K. Hoglund                           Managing Director and Chief
                                           Administrative Officer of the
                                           Advisor; Vice President and Principal
                                           Financial Officer of the Trust, MST
                                           and @Vantage

Todd B. Johnson                            Managing Director and Chief
                                           Investment Officer -- Passive
                                           Investments of the Advisor

Peter G. Root                              Managing Director and Chief
                                           Investment Officer -- Fixed Income of
                                           the Advisor; Registered
                                           Representative for Funds Distributor,
                                           Inc., an affiliate of The BISYS
                                           Group, Inc.

NAME AND BUSINESS ADDRESS*                     PRINCIPAL OCCUPATION/BUSINESS
--------------------------                 -------------------------------------
Stephen J. Shenkenberg                     Managing Director, General Counsel,
                                           Chief Compliance Officer and
                                           Secretary, of the Advisor; Vice
                                           President, Secretary, Chief Legal
                                           Officer and Chief Compliance Officer
                                           of the Trust, MST and @Vantage

Tony Y. Dong                               Managing Director, Mid-Cap Equities
                                           of the Advisor

Sharon E. Fayolle                          Managing Director, Cash Management of
                                           the Advisor; Registered
                                           Representative for Funds Distributor,
                                           Inc., an affiliate of The BISYS
                                           Group, Inc.

James V. FitzGerald                        Managing Director, Retail Marketing
                                           of the Advisor; Registered
                                           Representative for Funds Distributor,
                                           Inc., an affiliate of The BISYS
                                           Group, Inc.

Anne K. Kennedy                            Managing Director, Institutional
                                           Investment Services of the Advisor;
                                           Registered Representative for Funds
                                           Distributor, Inc., an affiliate of
                                           The BISYS Group, Inc.

Beth A. Obear                              Managing Director, Human Resources of
                                           the Advisor


------------------------------------
* Unless otherwise specified, the business address for each officer and general partner is 480 Pierce Street, Birmingham, Michigan 48009.

     The following table sets forth information on four of the proposed directors of the Advisor following completion of the Transaction and the Advisor's reorganization into a limited liability company under the name, Munder Capital Management, LLC. In addition, the Advisor anticipates having three independent directors. Candidates for such positions have not yet been identified. With the exception of John S. Adams replacing Dennis J. Mooradian as Chief Executive Officer, and both Mr. Mooradian and

Todd B. Johnson resigning their positions with the Advisor, the same executive officers will serve the Advisor in their current positions.

NAME AND BUSINESS ADDRESS*                         PRINCIPAL OCCUPATION
--------------------------                 -------------------------------------
DIRECTORS
John S. Adams                              President and Chief Investment
                                           Officer of the Advisor; President and
                                           Principal Executive Officer of the
                                           Trust, MST and @Vantage

Tony Y. Dong                               Managing Director, Mid-Cap Equities
                                           of the Advisor

Richard DeMartini                          Managing Director, Crestview

Donald Putnam                              Managing Director, Grail

------------------------------------
* The business address for each director and executive officer is anticipated to be 480 Pierce Street, Birmingham, Michigan 48009.

                                   EXHIBIT D

  FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND TO BE AMENDED OR ELIMINATED

CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND:

     The Fund may not:

      1. Purchase securities (except U.S. Government securities) if more than 5% of its total assets will be invested in the securities of any one issuer, except that up to 25% of the assets of the Fund may be invested without regard to this 5% limitation. (Proposal 3.A).

      2. Borrow money or enter into reverse repurchase agreements except that a Fund may (a) borrow money or enter into reverse repurchase agreements for temporary purposes in amounts not exceeding 5% of its total assets and (b) borrow money for the purpose of meeting redemption requests, in amounts (when aggregated with amounts borrowed under clause (a)) not exceeding 33 1/3% of its total assets. (Proposal 3.B & 3.L).

      3. Issue senior securities except as permitted by the 1940 Act. (Proposal 3.C).

      4. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities. (Proposal 3.D).

      5. Purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein. (Proposal 3.E).

      6. Make loans of securities to other persons in excess of 25% of the Fund's total assets, provided the Fund may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations. (Proposal 3.F).

      7. Invest 25% or more of its total assets in securities issued by one or more issuers conducting their principal business activities in the same industry (except that the Fund will invest more than 25% of its total assets in securities of issuers conducting their principal business activities in healthcare industries). (Proposal 3.G).

      8. Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by the Fund of forward foreign currency exchange contracts, financial futures contracts and options on financial futures contracts, foreign currency futures contracts, and options on securities, foreign currencies and securities indices, as permitted by the Fund's prospectus. (Proposal 3.H).

      9. Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by its fundamental investment limitation on borrowing (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose). (Proposal 3.I).

     10. Make investments for the purpose of exercising control or management. (Proposal 3.J).

     11. Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Fund may make margin deposits in connection with transactions in options, futures and options of futures. (Proposal 3.K).

                                   EXHIBIT E

                     CURRENT EXECUTIVE OFFICERS OF THE FUND

                                            TERM OF OFFICE(1)
                        POSITION(S) WITH      AND LENGTH OF     PRINCIPAL OCCUPATION(S) DURING
NAME, ADDRESS AND AGE       THE TRUST        TIME SERVED(2)              PAST 5 YEARS
---------------------  -------------------  -----------------   -------------------------------
John S. Adams          President &           Through 2/07;      President and Chief Investment
480 Pierce Street      Principal Executive   since 4/06         Officer of the Advisor (since
Suite 300              Officer                                  3/06); President and Chief
Birmingham, MI 48009                                            Investment Officer of Pierce
Age 48                                                          Street Advisors, LLC
                                                                (investment advisor) (since
                                                                3/06); Managing Director and
                                                                Chief Investment Officer,
                                                                Equities of the Advisor (12/04
                                                                to 3/06); Senior Portfolio
                                                                Manager of the Advisor (6/87 to
                                                                12/04).
Peter K. Hoglund       Vice President and    Through 2/07;      Managing Director and Chief
480 Pierce Street      Principal Financial   since 2/01         Administrative Officer of the
Suite 300              Officer                                  Advisor (since 2/05); Chief
Birmingham, MI 48009                                            Administrative Officer of
Age 40                                                          Pierce Street Advisors, LLC
                                                                (investment advisor) (since
                                                                5/05); Chief Administrative
                                                                Officer of the Advisor (5/00 to
                                                                2/05).
Stephen J.             Vice President,       Through 2/07;      Managing Director, General
Shenkenberg            Secretary, Chief      since 8/00         Counsel, Chief Compliance
480 Pierce Street      Legal Officer and                        Officer and Secretary of the
Suite 300              Chief Compliance                         Advisor (since 2/05); General
Birmingham, MI 48009   Officer                                  Counsel and Chief Compliance
Age 48                                                          Officer of Pierce Street
                                                                Advisors, LLC (investment
                                                                advisor) (since 5/05);
                                                                Executive Vice President and
                                                                General Counsel of the Advisor
                                                                (7/00 to 2/05); Director of
                                                                Diversified Strategy Hedge
                                                                Fund, Ltd. (since 1/06).
Cherie N. Ugorowski    Treasurer and         Through 2/07;      Controller of the Advisor
480 Pierce Street      Principal             since 8/01         (since 6/01).
Suite 300              Accounting Officer
Birmingham, MI 48009
Age 37

------------------------------------
(1) The officers are elected annually by the Board.
(2) Length of time served is measured from the earliest date of service as an officer of the Fund or its predecessors.

                                   EXHIBIT F

                       PRINCIPAL SHAREHOLDERS OF THE FUND

     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. As of September 1, 2006 the following person(s) owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's shares.


                                                   AMOUNT AND NATURE OF   PERCENTAGE OF CLASS
NAME OF CLASS               NAME AND ADDRESS       BENEFICIAL OWNERSHIP     OUTSTANDING (%)
-------------            -----------------------   --------------------   -------------------
CLASS Y                  DINGLE & CO                   354,994.202             79.594
                         C/O COMERICA BANK
                         ATTN: MUTUAL FUND
                         UNIT/MC3446
                         P.O. BOX 75000/ MC3446
                         DETROIT, MI 48275
CLASS Y                  MCB TRUST SERVICES FBO        39,773.889              8.918
                         MUNDER CAPITAL
                         MANAGEMENT
                         700 17TH ST STE 300
                         DENVER CO 80202-3531

                                   EXHIBIT G

CONDITIONS OF PROPOSED RULE 15A-5

     (a) Exemption from shareholder approval. Notwithstanding Section 15(a) of the 1940 Act, a sub-advisory contract need not be approved by a vote of a majority of the outstanding voting securities of a fund, if the following conditions are met:

          (1) No increase in fees. The sub-advisory contract does not directly or indirectly increase the management and advisory fees charged to the fund or its shareholders.

          (2) Conflicting relationships prohibited.

               (i) The sub-advisor is not an affiliated person of the principal advisor with which it has contracted or of the fund (other than by reason of serving as an investment advisor to the fund), and no director or officer of the fund, and no principal advisor or director or officer of the principal advisor with which the sub-advisor has contracted, directly or indirectly owns any material interest in the sub-advisor other than an interest through ownership of shares of a pooled investment vehicle that is not controlled by such person (or entity); or

               (ii) The sub-advisor is a wholly-owned subsidiary (as defined in Section 2(a)(43) of the 1940 Act) of the principal advisor, and the wholly-owned subsidiary has been hired as a sub-advisor to replace another wholly-owned subsidiary that has been terminated as a sub-advisor to the fund, or the sub-advisory contract of a wholly-owned subsidiary has been materially amended.

          (3) Shareholder authorization. Shareholders of the fund have authorized a principal advisor, subject to approval by the board of directors, to enter into contracts with sub-advisors without approval by a vote of the outstanding voting securities of the fund or, if the fund's securities have not been publicly offered or sold to persons who are not promoters or affiliated persons of the fund, the directors of the fund have authorized the principal advisor to enter into such contracts.

          (4) Supervision of sub-advisors. A contract between the fund and a principal advisor provides that the principal advisor must supervise and oversee the activities of the sub-advisor under the sub-advisory contract on behalf of the fund.

          (5) Disclosure to shareholders. Within 90 days after entry into a new sub-advisory contract or after making a material change to a wholly-owned subsidiary's existing sub-advisory contract, the fund furnishes its shareholders with an information statement, which must be filed with the SEC in accordance with the requirements of Rule 14c-5(b) under the 1940 Act, that describes the new agreement, and contains the information specified in Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the Securities Exchange Act of 1934.

          (6) Fund name. If the fund identifies the sub-advisor as a part of the fund 's name or title, it also clearly identifies in its name or title the principal advisor with which the sub-advisor has contracted, before the name of the sub-advisor.

          (7) Board of directors composition, selection, and representation.

               (i) A majority of the directors of the fund are not interested persons of the fund, and those directors select and nominate any other disinterested directors; and

               (ii) Any person who acts as legal counsel for the disinterested directors is an independent legal counsel.

     LIKELY CONDITIONS OF AN SEC EXEMPTIVE ORDER:

     (1) Before the Fund may rely on the requested order, the operation of the Fund in the manner described in the application will be approved by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

     (2) The Fund will disclose in its prospectus the existence, substance and effect of any order granted pursuant to the application. In addition, the Fund will hold itself out to the public as employing the manager of managers approach described in the application. The prospectus will prominently disclose that the Advisor has ultimate responsibility (subject to oversight by the Board) for the investment performance of the Fund due to its responsibility to oversee sub-advisors and recommend their hiring, termination and replacement.

     (3) Within 90 days of the hiring of any new sub-advisor, the Advisor will furnish shareholders of the Fund with all of the information about the new sub-advisor that would be contained in a proxy statement, except as modified by the order to permit the disclosure of aggregate fees paid to unaffiliated sub-advisors ("Aggregate Fees"). This information will include the disclosure of Aggregate Fees and any change in such disclosure caused by the addition of a new sub-advisor. The Advisor will meet this condition by providing shareholders with an information statement meeting the requirements of Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Securities Exchange Act of 1934, except as modified by the order to permit the disclosure of Aggregate Fees.

     (4) The Advisor will not enter into a sub-advisory agreement with any affiliated sub-advisor without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the Fund.

     (5) At all times, at least a majority of the Board will be Non-Interested Trustees, and the nomination of new or additional Non-Interested Trustees will be placed within the discretion of the then-existing Non-Interested Trustees. The Board also will satisfy the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act.

     (6) When a change of sub-advisor is proposed for the Fund with an affiliated sub-advisor, the Board, including a majority of the Non-Interested Trustees, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which the Advisor or an affiliated sub-advisor derives an inappropriate advantage.

     (7) The Advisor will provide general management services to the Fund, including overall supervisory responsibility for the general management and investment of the Fund's assets and, subject to review and approval of the Board, will: (i) set the Fund's overall investment strategies; (ii) evaluate, select and recommend sub-advisors to manage all or a part of the Fund's assets;
(iii) when appropriate, allocate and reallocate the Fund's assets among multiple sub-advisors; (iv) monitor and evaluate the sub-advisors' performance; and (v) implement procedures reasonably designed to ensure that the sub-advisors comply with the Fund's investment objectives, policies and restrictions.

     (8) No trustee or officer of the Fund, or director or officer of the Advisor will own directly or indirectly (other than through a pooled investment vehicle over which such person does not have control) any interest in a sub-advisor except for: (i) ownership of interests in the Advisor or any entity that controls, is controlled by, or is under common control with the Advisor; or
(ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly traded company that is either a sub-advisor or an entity that controls, is controlled by, or is under common control with a sub-advisor.

     (9) The Fund will disclose in its registration statement the applicable Aggregate Fees and provide individual disclosure of any applicable fees paid to affiliated sub-advisors.

     (10) Independent legal counsel, as defined in Rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Non-Interested Trustees. The selection of such counsel will be within the discretion of the then-existing Non-Interested Trustees.

     (11) The Advisor will provide the Board, no less frequently than quarterly, with information about the Advisor's profitability. The information will reflect the impact on profitability of the hiring or termination of any sub-advisor during the applicable quarter.

     (12) Whenever a sub-advisor is hired or terminated, the Advisor will provide the Board with information showing the expected impact on the Advisor's profitability.

     (13) The requested order will expire on the effective date of the Proposed Rule, if adopted.

[MUNDER LOGO]

                                   PROXY CARD

Munder Series Trust II          SPECIAL MEETING OF SHAREHOLDERS OCTOBER 26, 2006
MUNDER HEALTHCARE FUND



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.


THE UNDERSIGNED REVOKE(S) ALL PREVIOUS PROXIES AND APPOINT(S) STEPHEN J. SHENKENBERG, MELANIE MAYO WEST OR AMY D. EISENBEIS OR ANY ONE OF THEM, ATTORNEYS, WITH FULL POWER OF SUBSTITUTION TO VOTE ALL SHARES OF THE ABOVE-REFERENCED FUND (FUND) THAT THE UNDERSIGNED IS ENTITLED TO VOTE AT THE SPECIAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT THE COMMUNITY HOUSE, 380 SOUTH BATES STREET, BIRMINGHAM, MICHIGAN, ON THURSDAY, OCTOBER 26, 2006 AT 10:00 A.M. EASTERN TIME, AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

RECEIPT OF THE NOTICE OF THE MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

         [Shareholder Address]          YOUR VOTE IS IMPORTANT, NO MATTER HOW
                                        MANY SHARES YOU OWN.

                                        THE MATTERS THAT WE ARE SUBMITTING FOR
                                        YOUR CONSIDERATION ARE SIGNIFICANT TO
                                        THE FUND AND TO YOU AS A FUND
                                        SHAREHOLDER. PLEASE TAKE THE TIME TO
                                        READ THE PROXY STATEMENT AND CAST YOUR
                                        VOTE USING ANY OF THE METHODS DESCRIBED
                                        BELOW.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                /\ FOLD HERE /\



      PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, OTHERWISE, PLEASE VOTE
                 BY ONE OF THE CONVENIENT METHODS LISTED BELOW.

         VOTING ON THE INTERNET         Note: Please sign your name exactly as
                                        it appears in the registration. If
- Log on to WWW.MYPROXYONLINE.COM       shares are held in the name of two or
- You will need the CONTROL NUMBER      more persons, in whatever capacity, only
  and CHECK DIGIT found on the          ONE need sign. When signing in a
  bottom of this card.                  fiduciary capacity, such as executor or
- Follow the on-screen instructions.    attorney, please so indicate. When
- Please do not return this paper       signing on behalf of a partnership or
  ballot if you vote online.            corporation, please indicate title.

            VOTING BY PHONE

- Call toll-free 1-866-437-4672         ----------------------------------------
- You will need the CONTROL NUMBER      Signature                     Date
  and CHECK DIGIT found on the bottom
  of this card.
- Follow the instructions.
- Please do not return this paper
  ballot if you vote by phone.          ----------------------------------------
                                        Signature (if held jointly)   Date










CONTROL NUMBER: 1234567890                             CHECK DIGIT: 12345

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S). AS TO ANY OTHER MATTER, SAID ATTORNEYS WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS.

               To vote, mark one box in blue or black ink. Example: [Filled box]


TO VOTE ALL PROPOSALS IN THE SAME MANNER,
PLEASE MARK ONE OF THE THREE BOXES BELOW:

                                                        FOR   AGAINST   ABSTAIN
                                                        [ ]     [ ]       [ ]



TO VOTE EACH PROPOSAL SEPARATELY,
PLEASE MARK THE BOXES BELOW:

                                                        FOR   AGAINST   ABSTAIN

1. To approve a new combined investment advisory
   agreement with Munder Capital Management, LLC
   ("Advisor")                                          [ ]     [ ]       [ ]

2. To approve an agreement and plan of
   reorganization and redomiciliation, pursuant
   to which the Fund would be reorganized as a
   separate series of Munder Series Trust.              [ ]     [ ]       [ ]

3. To approve the amendment or elimination of
   the following fundamental investment
   restrictions regarding:                              [ ]     [ ]       [ ]

   a. Diversification                                   [ ]     [ ]       [ ]
   b. Borrowing                                         [ ]     [ ]       [ ]
   c. Issuing Senior Securities                         [ ]     [ ]       [ ]
   d. Underwriting Securities                           [ ]     [ ]       [ ]
   e. Investments in Real Estate                        [ ]     [ ]       [ ]
   f. Making Loans                                      [ ]     [ ]       [ ]
   g. Concentration of Investments                      [ ]     [ ]       [ ]
   h. Investments in Commodities                        [ ]     [ ]       [ ]
   i. Pledging, Mortgaging, and Hypothecating Assets    [ ]     [ ]       [ ]
   j. Investments for Control Over Issuer               [ ]     [ ]       [ ]
   k. Margin Activities and Short Selling               [ ]     [ ]       [ ]
   l. Investments in Reverse Repurchase Agreements      [ ]     [ ]       [ ]


4. To approve a manager of managers arrangement that
   would allow the Advisor and the Fund to enter
   into and materially amend sub-advisory agreements
   relating to the Fund without obtaining shareholder
   approval.                                            [ ]     [ ]       [ ]



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TAG ID: 123456789                                     CUSIP:  123456789